As filed with the Securities and Exchange Commission on February 29, 2008

Registration Nos. 333-83413

811-09487

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

POST-EFFECTIVE AMENDMENT NO. 12

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 8

SEPARATE ACCOUNT NO. 3
(Exact name of registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
(Name of depositor)

320 Park Avenue New York, New York 10022
(Address of Depositor’s Principal Executive Offices)

Depositor’s telephone number, including area code: 1-212-224-1600

Thomas L. Martin
Senior Vice President and Associate General Counsel
Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839
(Name and address of agent for service)

Approximate date of proposed public offering:
As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐

immediately upon filing pursuant to paragraph (b)

☐

on May 1, 2008 pursuant to paragraph (b)

☐

60 days after filing pursuant to paragraph (a)

☒

on May 1, 2008 pursuant to paragraph (a) of Rule 485

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
Cross-Reference Sheet

	Item No	Caption or Location in Prospectus
PART A: INFORMATION REQUIRED IN A PROSPECTUS
1.	Front and Back Cover Pages	Cover Page; Back Cover Page
2.	Risk/Benefit Summary:
	Benefits and Risks	Introduction and Summary
3.	Risk/Benefit Summary:	Tables of Charges Fee Table
4.	General Description of Registrant, Depositor and Portfolio Companies

About Mutual of America and Our Separate Account No. 3; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Funding and Other Changes We May Make

5.	Charges	Charges and Deductions You Will Pay
6.	General Description of Contracts	Purchase of a Policy; Payment of Premiums; Administrative Matters; Where to Contact Us and Give Us Instructions
7.	Premiums	Payment of Premiums
8.	Death Benefits and Contract Values	Insurance Benefits Upon Death of Insured Person
9.	Surrenders, Partial Surrenders, and Partial Withdrawals	Access to Your Account Balance; How to Contact Us and Give Us Instructions
10.	Loans	Access to Your Account Balance—Policy Loans
11.	Lapse and Reinstatement	Payment of Premiums—Policy Lapse and Reinstatement
12.	Taxes	Federal Tax Considerations
13.	Legal Proceedings	Other Information—Legal Proceedings
14.	Financial Statements	Other Information—Financial Statements

Caption or Location in Statement of Additional Information
PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
15.	Cover Page and Table of Contents	Cover Page
16.	General Information and History	General Information and History
17.	Services	Not applicable
18.	Premiums	Premiums
19.	Additional Information About Operation of Contracts and Registrant	Additional Information About Operation of Policies and Registrant
20.	Underwriters	Distribution of the Policies
21.	Additional Information About Charges	Additional Information About Charges
22.	Lapse and Reinstatement	Not Applicable

23.	Loans	Loans
24.	Financial Statements	Financial Statements
25.	Performance Data	Yield and Performance Information
26.	Illustrations	Not Applicable

Prospectuses of

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This should be read together with the Prospectuses of

MUTUAL OF AMERICA INVESTMENT CORPORATION
EQUITY INDEX FUND
ALL AMERICA FUND
SMALL CAP VALUE FUND
SMALL CAP GROWTH FUND
MID CAP VALUE FUND
MID-CAP EQUITY INDEX FUND
COMPOSITE FUND
INTERNATIONAL FUND
BOND FUND
MID-TERM BOND FUND
MONEY MARKET FUND
CONSERVATIVE ALLOCATION FUND
MODERATE ALLOCATION FUND
AGGRESSIVE ALLOCATION FUND

FIDELITY INVESTMENTS® VARIABLE INSURANCE PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO
ASSET MANAGER(SM) PORTFOLIO
CONTRAFUND® PORTFOLIO
MID CAP PORTFOLIO

VANGUARD VARIABLE INSURANCE FUND:

DIVERSIFIED VALUE PORTFOLIO
INTERNATIONAL PORTFOLIO

DWS VARIABLE SERIES I:

BOND VIP
CAPITAL GROWTH VIP
INTERNATIONAL VIP

OPPENHEIMER MAIN STREET FUND®/VA

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

May 1, 2008

Variable Life

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Our privacy policy is on the inside back cover page of this booklet.

PROSPECTUS

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue, New York, New York 10022-6839

Through its

SEPARATE ACCOUNT NO. 3

The Policies—We offer variable universal life insurance policies (Policies), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. The purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

Investment Alternatives for Your Account Balance—You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 3 (the Separate Account) or to our General Account. You may transfer all or any part of your Account Balance among the Funds of the Separate Account at any time, without charge.

The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the Underlying Funds), which will have varying investment returns and performance. The Underlying Funds currently are:

•

Mutual of America Investment Corporation (the “Investment Company”): Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small-Cap Growth, Mid Cap Value, Composite, International, Bond, Mid-Term Bond, Money Market, Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds; (together, these three Funds may be referred to as the “Allocation Funds”)

•

DWS Variable Series I*: Capital Growth VIP, Bond VIP and International VIP;

•

Fidelity Investments® Variable Insurance Products (“Fidelity VIP”) Funds: Mid Cap, Equity-Income, Contrafund® and Asset Manager(SM) Portfolios;

•

Calvert Variable Series, Inc.: Calvert Social Balanced Portfolio;

•

American Century Variable Portfolios, Inc.:  American Century VP Capital Appreciation Fund;

•

OppenheimerFunds: Oppenheimer Main Street Fund®/VA; and

•

Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio.

We do not guarantee the investment performance of any Separate Account Fund. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading “Our General Account”.

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus, with additional information about the Policies and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We file the SAI with the Securities and Exchange Commission and the SAI is incorporated into this Prospectus by reference.

Prospectuses—You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. This Prospectus is distributed with the prospectuses for the Underlying Funds, which you also should read before you purchase a Policy. We distribute the prospectuses for the Underlying Funds with this Prospectus and you should read them for complete information on the Underlying Funds. If you cannot locate the prospectuses of the Underlying Funds, which are bound together in one book, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

*Formerly known as Scudder Variable Series I.

Dated: May 1, 2008

TABLE OF CONTENTS

Page

Introduction and Summary	1
Tables of Charges	5
Purchase of a Policy	7
Customer Identification	7
Policy Issue	7
Basic Death Benefit Plan	7
Supplemental Insurance Benefits	8
Changes in the Face Amount of Your Policy	8
Payment of Premiums	9
Scheduled Premiums	9
Unscheduled Premiums	9
Limitation on Premiums	9
Allocation of Premiums	9
Policies issued in Massachusetts	10
Dollar Cost Averaging	10
Policy Lapse and Reinstatement	10
Underlying Funds in Which Our Separate Account Invests	11
Investment Advisers for the Underlying Funds	15
Your Account Balance in the Separate Account Funds	15
Our General Account	17
Access to Your Account Balance	17
Surrender of Policy	18
Partial Withdrawals of Account Balance	18
Your Right to Transfer Among Investment Alternatives	18
How to Tell Us an Amount for Transfers or Partial Withdrawals	18
Policy Loans	18
Accelerated Benefit for Terminal Illness	19
Maturity Benefit	20
When We May Postpone Payments	21
Insurance Benefits Upon Death of Insured Person	21
Death Proceeds	21
Basic Death Benefit	21
Corridor Percentages	21
Payment Options	22
Charges and Deductions You Will Pay	23
Cost of Insurance Charges	23
Administrative Charges	23
Mortality and Expense Risks Charges	24
Supplemental Insurance Benefits Fee	24
Accelerated Benefit Fee	24
Premium and Other Taxes	24
Changes in Policy Cost Factors	24
Fees and Expenses of Underlying Funds	25
Where to Contact Us and Give Us Instructions	25
Contacting Mutual of America	25
Requests by Telephone	25
Frequent Purchase and Redemptions of Fund Shares	25
Where You Should Direct Requests	27
About Mutual of America and Our Separate Account No. 3	28
Federal Tax Considerations	28
Obtaining Tax Advice	29
Tax Status of the Policies	29
Tax Treatment of Policy Benefits and Access of Account Balance	29
Policy Loan Interest	31
Estate Taxes	31
Your Voting Rights for Meetings of the Underlying Funds	32

Funding and Other Changes We May Make	32
Administrative Matters	32
Notices, Confirmation Statements and Reports to Policyowners	32
Miscellaneous Policy Provisions	33
Other Information	33
Legal Proceedings	33
Financial Statements	33
Definitions We Use in This Prospectus	34
Appendix — General Account Operations	37

This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a policy.

 (This page has been left blank intentionally.)

INTRODUCTION AND SUMMARY

The discussion below is a summary of the Policy and of the benefits and risks of purchasing a Policy. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under “Definitions We Use in This Prospectus”.

The Policy We Offer

The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to “Purchase of a Policy”.

As a life insurance policy, the Policy provides for:

•

a death benefit, based either on the Face Amount of the Policy, or on the Face Amount of the Policy plus the Account Balance, depending on the type of Basic Death Benefit Plan you select for your Policy,

•

Policy Loans,

•

a variety of death proceeds payment options, and

•

other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

•

an Account Balance that varies based on the Investment Alternatives you select,

•

allocation of your premiums and transfer of your Account Balance among the Investment Alternatives, and

•

flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.

Policy Loans, partial withdrawals of your Account Balance or not paying scheduled premiums will increase the risk your Policy will lapse.

We may issue a Policy to you only if your state’s insurance department has approved our policy form and we may legally sell the Policy to you.

Your Premium Payments

We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your bank account or other account or unless premiums are payable under a Payroll Deduction Program.

You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Refer to “Payment of Premiums”.

Choice of Basic Death Benefit Plan

You may choose as your Basic Death Benefit Plan either a Face Amount Plan or a Face Amount Plus Plan. The Face Amount Plan generally provides a level death benefit equal to the Face Amount, and the Face Amount Plus Plan provides for a death benefit that is equal to the Face Amount plus your Account Balance. As a consequence, the death benefit under a Face Amount Plus Plan varies. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the beneficiary upon the death of the insured person under the Policy. Refer to “Insurance Benefits Upon Death of Insured Person”.

Supplemental Benefits by Rider to Policy

We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider you select for which you would pay an additional monthly cost. These benefits are an accidental death benefit and a children’s term rider for your minor children. Refer to “Purchase of a Policy—Supplemental Insurance Benefits”.

Investment Alternatives for Your Account Balance

You may allocate your premiums among the Investment Alternatives. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Balance among the available Investment Alternatives at any time. Refer to “Access to Your Account Balance”.

The General Account. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield equal to or greater than the guaranteed minimum rate, if any, set forth in your Policy. In our discretion, we may change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to “Our General Account” for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or make transfer of your Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a “variable option”, because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

The Separate Account Investment Alternatives include twenty-six underlying funds which have different investment objectives, policies, expenses and risks. You should refer to “Underlying Funds in which our Separate Account Invests” for more information about the Underlying Funds’ investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus for detailed information about their investment strategies and expenses.

Expenses of the Underlying Funds. A Separate Account Fund’s value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Charges Under Your Policy

Separate Account and Monthly Charges. We deduct several charges from the net assets of each Separate Account Fund and we deduct certain monthly charges directly from your Account Balance. Refer to “Tables of Charges” and “Charges and Deductions You Will Pay”.

Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is a smoker or non-smoker and in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are the same for men and women (unisex).

Partial Withdrawals and Surrender of Policy; Transfers of Account Balance

You may make partial withdrawals of your Account Balance (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. Partial withdrawals may reduce the face amount of your Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to “Access to Your Account Balance”.

You may transfer all or a portion of your Account Balance among the Investment Alternatives. Refer to “Access to Your Account Balance—Your Right to Transfer Among Investment Alternatives”.

You will be taxed on the amount of a withdrawal to the extent it exceeds your investment in the Policy. A partial withdrawal may cause your Policy to be treated as a modified endowment contract, and special tax rules would then apply to future withdrawals. Refer to “Federal Tax Considerations”

Your Right to Borrow From The Policy

You may borrow up to 95% of your Account Balance in the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to “Access to Your Account Balance—Policy Loans”.

Purpose of Policy; Negative Investment Performance and Possibility of Lapse

You should consider that our Policy is intended to provide you with long-term insurance coverage. It is not suitable for your short-term savings needs.

If you pay premiums greater than the limits permitted under tax law provisions, your Policy will be deemed to be a type of savings plan. This means that when you make a withdrawal or take a Policy loan for tax purposes you would be treated as receiving earnings first and then a return of your premiums. See “Federal Tax Considerations” below.

Your Account Balance will increase or decrease based on the performance of the Investment Alternatives to which you allocate your Account Balance. Your Policy may lapse, or you may have to make unscheduled premium payments, if your Account Balance declines from unfavorable investment performance of the Underlying Funds and your Account Balance is not sufficient to pay the charges then due under your Policy. For a Policy with a Face Amount Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides minus your Account Balance. As a result, your total cost of insurance charges (but not the rate) will increase when your Account Balance declines due to unfavorable investment performance. For a Policy with a Face Amount Plus Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides.

Accelerated Benefit for Terminal Illness

Depending on the laws of your state, an Accelerated Benefit may be available under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to “Access to Your Account Balance—Accelerated Benefit for Terminal Illness” and “Charges and Deductions You Will Pay—Accelerated Benefit Fee”.

Your Initial Right to Return Policy

For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law when you purchase a Policy by direct mail or as a replacement policy), you may return it and have premiums you paid returned. Refer to “Purchase of a Policy—Policy Issue”.

Federal Tax Considerations

For purposes of Federal income taxation, you are treated as not receiving your Account Balance until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Balance until you withdraw all or a portion of your Account Balance. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code’s definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

Distributions under the Policy. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a “Modified Endowment Contract”. Your Policy may be treated as a special type of life insurance called a “Modified Endowment Contract”, if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.

If your Policy is not a Modified Endowment Contract:

•

distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

•

Policy Loans are not treated as distributions; and

•

neither distributions nor Policy Loans are subject to the 10% penalty tax.

If your Policy is a Modified Endowment Contract:

•

all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

•

if you have not reached the age of 59 1/2, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to “Federal Tax Considerations”.

Death Benefits. Your beneficiary receives death benefits payable under the Policy free from Federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

TABLES OF CHARGES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering a Policy.

I.

Transaction Expenses. This table describes fees and expenses you will pay when you buy a Policy, surrender a Policy or transfer your Account Balance among Investment Alternatives.

	When Deducted	Amount Deducted
Sales Load on Premiums	not applicable	0%
Premium Taxes	Each premium payment(1)	3.5%(1)
Deferred Sales Load	not applicable	0%
Surrender Fees	not applicable	0%
Transfer Fees	not applicable	0%
Accelerated Death Benefit Fee	when benefit paid	$250

(1)

We currently do not deduct state premium taxes but reserve the right to deduct premium taxes from future premium payments. State premium taxes vary and generally are between 0.75%-3.5%.

II.

Periodic Expenses. This table describes the fees and expenses you will pay periodically during the time that you own a Policy, not including Underlying Fund fees and expenses.

	When Deducted	Guaranteed Amount Deducted	Guaranteed Amount Deducted (policies issued on or after January 1, 2009)	Current Amount Deducted	Amount to be Deducted (policies issued on or after January 1, 2009)
Cost of Insurance Charges(2)
Minimum and Maximum (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $83.33 per month (age 99) Minimum: $.06 per month	Maximum: $29.19 per month (age 99) Minimum: $.02 per month	Maximum: $83.20 per month (age 99) Minimum: $.04 per month	Maximum: $29.19 per month (age 99) Minimum: $.02 per month
Charge for a 35 year old non-smoker male/female in a payroll deduct program (unisex rates) (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	$.18 per month	$.09 per month	$.14 per month	$.08 per month
Accidental Death Benefit Rider (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $.10 per month	Maximum: $.10 per month	$.10 per month	$.10 per month

Children’s Term Insurance Rider (per $1,000 of coverage)	Issue Date and each following Monthly Anniversary Day	Maximum: $.60 per month	Maximum: $.60 per month	$.60 per month	$.60 per month

Monthly Administrative Charge	Issue Date and each following Monthly Anniversary Day	Maximum: $10 per month	Maximum: $10 per month	$2 or 1/12 of 1% of Account Balance if less; waived if Account Balance is less than $300	$2 or 1/12 of 1% of Account Balance if less; waived if Account Balance is less than $300
Policy Loan Interest	Due at end of each Policy Month(3)	(3)	(3)	(3)	(3)

 (2)

Cost of insurance rates will vary depending on the insured’s age and smoking status and, for non-payroll deduct programs, also the insured’s gender. The charges shown may not be representative of the charges that a particular Policyowner would pay. For information regarding the actual cost of insurance rates that will apply to you, please call our toll free number, 1-888-844-5516.

 (3)

We do not deduct Policy Loan interest from your Account Balance. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan. This rate is an adjustable rate we declare from time to time. The Policy Loan rate will not exceed the higher of 1% above the guaranteed rate of interest credited to Account Balances held in the General Account for variable universal life insurance Policies>, or the Moody’s® Corporate Bond rate. For policies issued on or after January 1, 2009, the Policy Loan rate will not exceed the higher of 1% above the current rate of interest credited to Account Balances held in the General Account for variable universal life insurance Policies, or the Moody’s® Corporate Bond rate.

	When Deducted	Maximum Amount Deducted	Current Amount Deducted
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	Separate Account	.15%	.15%
Mortality Risk Fee	expenses are	.70%	.35%
Administrative Charge	deducted on a	.65%	.40	%(4)
Total Separate Account Annual Expenses	daily basis at an annualized rate	1.50%(5)	.90%

(4)

The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.

 (5)

For policies issued on or after January 1, 2009, the Total Separate Account Annual Expenses will be subject to a maximum of 2%.

III.

Underlying Fund Expenses. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own a Policy. (Underlying Fund expenses generally vary from year to year.) None of the Underlying Funds imposes a Rule 12b-1 fee or other distribution fee. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund’s fees and expenses.

Minimum	Maximum

Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	__%	__%

PURCHASE OF A POLICY

Customer Identification

We will require information from you necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Premium or issue a Policy or effect subsequent transactions, including accepting additional payments. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Policy Issue

An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy under a Payroll Deduction Program. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million, and we may refuse to issue a Policy or accept premiums because of anti-money laundering laws or other legal requirements.

An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

•

If the person to be insured is age 50 or younger and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

•

We will require a medical examination for a policy with a Face Amount above $50,000 if the person to be insured is age 51-60 or for a policy with a Face Amount above $25,000 if the person to be insured is age 61-65.

•

We will require a medical examination for a Policy with a Face Amount above $100,000 or if the person to be insured is age 66 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a “substandard risk”. A person who is a “substandard risk” has a greater mortality risk based on information provided to us.

For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer’s business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

Availability of Policy. This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

Basic Death Benefit Plan

In your application for a Policy, you will choose a Basic Death Benefit Plan. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See “Insurance Benefits Upon Death of Insured Person”.

Under a Face Amount Plan:

•

the death benefit generally will be the Face Amount, and

•

premiums you pay and increases in your Account Balance from investment performance of the Funds will reduce the amount for which we are “at risk” in providing insurance coverage and on which we impose cost of insurance charges (See “Charges and Deductions You Will Pay”).

Under a Face Amount Plus Plan:

•

the death benefit generally will be the Face Amount PLUS the Account Balance, and

•

premiums you pay and increases in your Account Balance from investment performance of the Funds will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

Change of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

•

if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy’s Face Amount by the amount of the Account Balance; and

•

if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy’s Face Amount by the amount of the Account Balance, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we approve your Written Request (which, in the case of a change that would increase your Policy’s Face Amount, may include evidence acceptable to us of current insurability).

For policies issued on or after January 1, 2009, a change in the Basic Death Benefit from Face Amount to Face Amount Plus is subject to our receipt of evidence of insurability satisfactory to us and becomes effective when we approve such change.

Supplemental Insurance Benefits

We may make one or more supplemental insurance benefits available by rider to your Policy, including accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly cost for any supplemental insurance benefits you select. See “Charges and Deductions You Will Pay—Supplemental Insurance Benefits Fee”.

Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000. For policies issued on or after January 1, 2009, we will pay an accidental death benefit equal to the amount shown on the Accidental Death Benefit Rider.

You may obtain insurance for all your unmarried dependent children between 14 days and 19 years of age under a children’s term rider. If this rider is in effect, we automatically insure each additional child when such child has attained the age of 14 days at no increase in premium. Insurance continues to age 21 of the child, or until the child marries (for policies issued on or after January 1, 2009), or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, or upon getting married (for policies issued on or after January 1, 2009), each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children’s term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.

Changes in the Face Amount of Your Policy

From time to time, your life insurance needs may change. We currently permit you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. The current minimum for any requested change in Face Amount is $5,000.

Currently, a change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

We reserve the right to limit the amount of any increase or decrease, and evidence of insurability may be required for any increase in the Face Amount of your policy.

PAYMENT OF PREMIUMS

Scheduled Premiums

For your convenience, we will specify a “scheduled premium” to be paid at intervals you select in your application. The scheduled premium will be based on the death benefit you have selected and the cost of insurance charges we will impose. We will notify you when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy is in a Payroll Deduction Program. If your Policy is not in a Payroll Deduction Program, your scheduled premium currently must be at least $50. We currently do not have a minimum scheduled premium for Policies in Payroll Deduction Programs.

If your Policy is in a Payroll Deduction Program:

•

there is no minimum amount of scheduled premiums;

•

on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

•

if your employer’s participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See “Federal Tax Considerations”. We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See “Insurance Benefits Upon Death of Insured Person.”

Changes in Scheduled Premiums. You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy’s Basic Death Benefit. See “Insurance Benefits Upon Death of Insured Person” below.

Effect of Paying Scheduled Premiums. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Balance is sufficient to permit the deduction of all charges due on that day. See “Lapse and Reinstatement” below.

Unscheduled Premiums

You ordinarily may pay unscheduled premiums at any time, but you may not pay more than the amount specified in your Policy as the maximum of premiums during any Policy Year. We will require evidence of insurability if the unscheduled premium would increase the Policy’s Basic Death Benefit. See “Insurance Benefits Upon Death of Insured Person” below.

Limitation on Premiums

We will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See “Federal Tax Considerations”.

Allocation of Premiums

You may allocate your premium among the Investment Alternatives.

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, we will allocate the premium on the basis of your existing allocation election currently on our records. Your request for allocation must specify any whole percentage from 0% to 100% of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.

Policies issued in Massachusetts

Policies issued in the Commonwealth of Massachusetts use the term “planned premiums” rather than “scheduled premiums” and do not refer to premiums in excess of planned premiums as “unscheduled premiums”. For these Policies, references in the Prospectus to “scheduled premiums” refer to “planned premiums”, and all references to “unscheduled premiums”, as well as accompanying text pertaining to unscheduled premiums, are deleted. The discussion in the Prospectus about the Policies is supplemented by the following for Policies issued in Massachusetts:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Balance is sufficient to pay applicable charges when due.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse and timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Balance (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that you may not pay more than the amount specified in your Policy as the maximum of premiums during any Policy Year during any Policy Year. In addition, if these additional amounts would increase the policy’s Basic Death Benefit, then evidence of insurability would be required. See “Insurance Benefits Upon Death of Insured Person” in this Prospectus.

Dollar Cost Averaging

We may offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Balance in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

Policy Lapse and Reinstatement

If our deduction of monthly charges when due would result in your Account Balance, minus any outstanding Policy Loans, being less than zero, a 61-day “grace period” will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction and other amounts such as unpaid policy loans and interest.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

You can reinstate a lapsed Policy during the insured person’s lifetime if all of the following are satisfied:

 (a)

The Policy lapsed because the grace period ended without the required payment having been made.

 (b)

The Policy is reinstated within three years of the end of the grace period.

 (c)

The Policy has not been surrendered.

 (d)

We receive from you evidence that the insured person is insurable by our standards.

(e)

You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months (and at least three months, for policies issued on or after January 1, 2009).

 (f)

You pay any charges not paid during the grace period.

 (g)

We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. We base cost of insurance charges subsequent to a reinstatement upon the insured person’s premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds’ investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and qualified retirement plans and do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company and to American Separate Account No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500® Index).* The Fund invests primarily in common stocks that are included in the S&P 500® Index.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index*. The Fund invests primarily in common stocks that are included in the S&P MidCap 400® Index.

*

“Standard & Poor’s®,” “S&P®,” “S&P 500®” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company’s Adviser. Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-size market capitalizations believed to possess above-average growth potential. At least 85% of the Fund’s total assets are invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets are invested in small cap growth stocks.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential. At least 85% of the Fund’s total assets are invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets are invested in small cap value stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential. At least 85% of the Fund’s total assets are invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets are invested in mid cap value stocks.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund’s total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund’s total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, the purchase of iShares or the purchase of equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Bond Fund of the Investment Company

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund’s securities holdings will be between three and seven years. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. government and agency securities, including mortgage-backed securities, and zero coupon securities.

**

MSCI EAFE Index is a servicemark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds.

Money Market Fund of the Investment Company

The Money Market Fund seeks current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund’s current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund’s current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund’s current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 25% of net assets in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio’s goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500®. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either “growth” stocks or “value” stocks or both.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity VIP Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio’s Adviser allocates the Portfolio’s assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® Index (S&P MidCap 400®), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either “growth” stocks or “value” stocks or both, using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the adviser to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the adviser, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

Vanguard Variable Insurance Fund International Portfolio

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio’s advisers evaluate foreign markets around the world and choose companies with above-average growth potential.

DWS Capital Growth VIP

The DWS Capital Growth VIP (formerly known as the Scudder Capital Growth Portfolio) seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500® Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS Bond VIP

The DWS Bond VIP (formerly known as the Scudder Bond Portfolio) seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following a program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities marke ts.

DWS International VIP

The DWS International VIP (formerly known as the Scudder International Portfolio) seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the Portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

Calvert Social Balanced Portfolio

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the portfolio. The portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds: The VIP Equity-Income, Mid Cap, Contrafund® and Asset Manager(SM) Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios: The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.

DWS Variable Series I: The DWS Capital Growth VIP, Bond VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc. The Bond VIP also receives investment advice from Aberdeen Asset Management, Inc., an unaffiliated subadviser.

Oppenheimer Main Street Fund®/VA: the Fund receives investment advice from OppenheimerFunds, Inc.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with New Amsterdam Partners, LLC and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund’s investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•

changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•

Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See “Charges and Deductions You Will Pay”.)

Accumulation Unit Values for Transactions

When you allocate premiums to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance on the Valuation Day we receive the premiums or a valid transfer request. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance on the Valuation Day we receive a valid withdrawal or transfer request.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the premium or a valid request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a premium or a valid request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the Investment Company Act of 1940 (“1940 Act.”) The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

Amounts that you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest for the life of the Policy to Account Balances in the General Account at a rate at least equal to the minimum rate required by applicable state or NAIC standard non-forfeiture law. In our sole discretion, we may credit a higher rate of interest to Account Balances in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Balances in the General Account, to produce an effective annual yield that is equal to the interest rate then being credited. The interest rates may be different for your Account Balance in the General Account representing borrowed and unborrowed amounts under your Policy. See “Access to Your Account Balance—Policy Loans”.

The Appendix to this Prospectus contains additional information about our General Account’s operations.

Transfers and Withdrawals

You may transfer any portion of your Account Balance to or from the General Account and may withdraw any portion of your Account Balance from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See “Your Right to Transfer Among Investment Alternatives” and “Policy Loans” under “Access to Your Account Balance” below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

ACCESS TO YOUR ACCOUNT BALANCE

You may obtain all or part of your Account Balance by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Balance among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See “Federal Tax Considerations” below. We will not permit a withdrawal or transfer when required to comply with anti-money laundering laws or regulations.

Surrender Policy

Surrender Proceeds equal your Account Balance minus any Policy Loans you have outstanding at the time of surrender and any due and unpaid charges. You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits, and supplemental benefits you have added, under your Policy will then cease.

Partial Withdrawals of Account Balance

You may withdraw any portion of your Account Balance (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Balance to less than $100, and cannot exceed the Account Balance minus any Policy Loans.

A partial withdrawal will affect both your Account Balance and the amount of your Basic Death Benefit.

•

If you have a Face Amount Plan, we will reduce both your Account Balance and your Face Amount by the amount of any withdrawal. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

•

If you have a Face Amount Plus Plan, we will reduce your Account Balance by the amount of the withdrawal.

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See “Where to Contact Us and Give Us Instructions” and “Frequent Purchases and Redemptions of Fund Shares” below.

How to Tell Us an Amount for Transfers or Partial Withdrawals

To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:

•

the dollar amount to be taken from each Investment Alternative,

•

for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•

the percentage of your Account Balance in a particular Investment Alternative to be Transferred or Withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

Note our policy on frequent purchases and redemptions under “Frequent Purchases and Redemptions of Fund Shares”.

Policy Loans

You may request a Policy Loan of up to 95% of your Account Balance in the General Account. When we make a Policy Loan to you, your Policy will serve as collateral. Consequently, the amount held in the General Account equal to the amount of your Policy Loan cannot be allocated to the Separate Account Investment Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan minus 2%, but not less than the guaranteed rate of interest.

We will grant you a Policy Loan if you meet all of the following conditions.

•

We receive at our Processing Office your Written Request for a loan.

•

The amount of the requested loan is 95% or less of your Account Balance in the General Account minus any existing Policy Loans you have.

•

The amount of the requested loan is at least $500.

•

The sole security for the loan will be the Policy.

•

You have assigned the Policy to us in a form acceptable to us.

•

Your Policy is in effect.

When you apply for a Policy Loan, you must instruct us from which Separate Account Investment Alternatives amounts are to be transferred to the General Account if needed for collateral. If during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will transfer a portion of your Account Balance in the Separate Account Investment Alternatives, withdrawing from the Funds in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.

We will notify you, and any assignee on our records:

•

at the time you take a Policy Loan, of the initial rate of interest on that loan, and

•

at least 28 days (at least 30 days for Policies issued on or after January 1, 2009) before an interest rate increase, of the terms of that increase.

Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.

If your Policy Loans exceed your Account Balance on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period.  See “How to Purchase a Policy and Pay Premiums—Policy Lapse and Reinstatement”. Depending on the percentage of your Account Balance that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See “Federal Tax Considerations—Tax Treatment of Policy Benefits and Access of Account Balance”.

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Balance only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan (which includes unpaid accrued interest) from your Surrender Proceeds (refer to: Surrender of Policy) or from the Death Proceeds we pay to your beneficiary(ies).

Accelerated Benefit for Terminal Illness

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person’s life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See “Charges and Deductions You Will Pay—Accelerated Benefit Fee”.

The amount of the Accelerated Benefit will be the lesser of:

•

$200,000, or

•

the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

•

the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

•

the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

 (a)

We must receive at our Processing Office:

•

the Policy or, if applicable, the Accelerated Benefit rider;

•

your written request for payment of the Accelerated Benefit;

•

the written consent of all irrevocable beneficiaries, if any, under the Policy; and

•

evidence satisfactory to us of the insured person’s terminal illness.

 (b)

The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

 (c)

The insured person’s terminal illness must not be a consequence of intentionally self-inflicted injuries.

(d)

No previous accelerated benefit has been paid under the Policy.

 (e)

The $250 accelerated death benefit fee is paid.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

 (a)

a certification of state of health by a licensed physician who:

•

has examined the insured person,

•

is qualified to provide that certification, and

•

is neither the Policyowner, the insured person, nor a family member of either; and

 (b)

a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

•

The amounts will decrease by the percentage of the Death Proceeds “accelerated” under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy’s Face Amount, Account Balance, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

•

We will base subsequent premiums and cost of insurance charges under the Policy on the Account Balance and Face Amount that are in effect after the payment of the Accelerated Benefit.

Maturity Benefit

The Maturity Date for a Policy occurs when the insured person attains the age of 100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Balance, minus any Policy Loans and unpaid monthly deductions.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment. For policies issued on or after January 1, 2009, Maturity Proceeds are only payable as a lump sum.

The minimum amount of each payment under any optional payment plan is $50. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. See “Insurance Benefits Upon Death of Insured Person—Payment Options”.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•

The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

•

The Commission by order permits postponement for the protection of Policyowners; or

•

An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

INSURANCE BENEFITS UPON DEATH OF INSURED PERSON

Death Proceeds

When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the beneficiary. We calculate the Death Proceeds as of the date of the insured person’s death. The beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

•

the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

•

the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

Basic Death Benefit

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See “Basic Death Benefit Plan” under “How to Purchase a Policy and Pay Premiums”.

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Balance, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

•

the Policy’s Face Amount on the date of the insured person’s death, or

•

the Policy’s Account Balance on the date of the insured person’s death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

•

the Face Amount on the date of the insured person’s death plus the Account Balance on that date, or

•

the Account Balance on the date of the insured person’s death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Corridor Percentages

Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies. The Corridor Percentages require us to provide a death benefit that is greater than the Account Balance, or in other words to maintain an amount for which we are “at risk”, until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

CORRIDOR PERCENTAGE CHART

Attained Age	Corridor Percentage
0-40	250%
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157%
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117%
69	116
70	115
71	113
72	111
73	109
74	107
75 to 90	105
91	104

92	103
93	102
94	101
95 or older	100

Payment Options

We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

You may choose an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time, when the insured person is living. The minimum amount of each payment under any optional payment plan is $50.

If you change a beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

The beneficiary may not change the form of payment plan once we have begun making payments.

Note:  For Policies issued on or after January 1, 2009, only the Beneficiary may select the payment option.

The optional payment plans available under the Policy are:

Life Payments Plan. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We will pay the discounted amount in one lump sum to the payee’s estate, unless otherwise provided.

Payments for a Fixed Period Plan. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We may credit an effective annual rate of interest which is higher than that minimum rate, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount Plan. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

Full Cash Refund Form. We make monthly payments during the Beneficiary’s lifetime. Upon the Beneficiary’s death, a single sum payment equal to the death benefit under the Policy minus the total of all payments made to the Beneficiary shall be paid to the individual designated to receive such payment under the option.

Joint and Survivor Life Annuity.  We make monthly payments during the Beneficiary’s lifetime.  Upon the Beneficiary’s death monthly annuity payments equal to 66 2/3% or another percentage we agree to of the Beneficiary’s monthly annuity benefit will be payable to the joint annuitant during the lifetime of the joint annuitant, if living.  Upon the death of the Beneficiary and the joint annuitant no additional benefits shall be paid.

CHARGES AND DEDUCTIONS YOU WILL PAY

Cost of Insurance Charges

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

•

the amount for which we are “at risk”, which is the Policy’s Basic Death Benefit minus the Account Balance as of the Monthly Anniversary Day, divided by $1,000, times

•

the cost per $1,000 of insurance coverage for the insured person, also called the “cost of insurance rate”. The rate will be no greater than the guaranteed Rates shown in the Policy.

The amount at risk is impacted by the investment performance of the Investment Alternatives you have selected, the premiums you pay and the charges we impose.

Cost of insurance rates will vary according to the insured person’s age and premium class, and may vary by gender, meaning whether the insured person is male or female.

•

If your Policy is not in a Payroll Deduction Program, the rates vary according to the insured person’s gender.

•

If your Policy is in a Payroll Deduction Program or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies in a Payroll Deduction Program also are unisex.

We separately calculate cost of insurance for the amount at risk under a Policy’s initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. The rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

Administrative Charges

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses as follows:

•

For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses.

•

For the Funds that invest in the Fidelity VIP Funds, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity VIP Funds reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

•

We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Balance. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1% if your Account Balance for the month is less than $2,400, and we waive the charge if your Account Balance is under $300. We deduct the administrative expense charge from your Account Balance in the same manner as described above for cost of insurance charges.

•

We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies, subject to any applicable maximum charges.

Mortality and Expense Risk Fees

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk fee, at an annual rate of 0.35%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. We reserve the right to increase our mortality risk fee up to a maximum of 0.70% if the revenue from the current charge is insufficient to cover our customers’ mortality experience. The expense risk fee, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Supplemental Insurance Benefits Fee

We deduct the cost of any supplemental benefits you may have from your Account Balance on each Monthly Anniversary Day. The current monthly cost per $1,000 of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children’s term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See “How to Purchase a Policy and Pay Premiums—Supplemental Insurance Benefits”.

Accelerated Benefit Fee

We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 (or a lesser amount when required by your state). See “Access to Your Account Balance—Accelerated Benefit for Terminal Illness”.

Premium and Other Taxes

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 0.75% to 3.5%. See “Federal Tax Considerations”.  For policies issued on or after January 1, 2009, the Total Separate Account Annual Expenses will be subject to a maximum of 2%.

Changes in Policy Cost Factors

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments “by class”, meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards of the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

Fees and Expenses of Underlying Funds

Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are distributed with this Prospectus.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Contacting Mutual of America

You must send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can obtain the address for your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com, and you can check for the appropriate processing office by calling our toll-free number.

Requests by Telephone

You may make requests by telephone for transfers of Account Balance among Investment Alternatives except for transfers into the Investment Company International Fund, the DWS International VIP and the Vanguard Variable Insurance Fund International Portfolio (“Vanguard International Fund”) (together, these funds may be referred to as the “International Funds”), or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you should call our toll free number.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Policyowner to a third party. Telephone transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone transactions, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To confirm that instructions communicated by telephone are genuine, we will ask for personally identifying information to confirm your identity, check the PIN, record all telephone transactions and provide written confirmation of the transactions.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Policies is to assist with the achievement of long-term financial goals. Our Policies are not intended to provide Policyowners with a means to engage in market timing through frequent transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund’s policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Policyowners could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Policyowners, thereby compromising our ability to carry out purchase and redemption orders of many of our Policyowners.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Balance to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number, nor will we accept such transfer orders or revocat ions made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing or by calling our toll-free number.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Balances in any of Separate Account Funds offered under our Policies.

We work with the Underlying Funds to discourage Policyowners from engaging in excessive frequent transfers that could harm any Fund’s investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds’ procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition we may be required to disclose information on Policyowner transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Policyowners under the Policies into a net purchase or redemption for shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund’s investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Policyowners, which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners. In this regard, we can review individual purchase and redemption requests by Policyowners. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Policyowners, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Policyowners engaging in market timing. We will take the following actions in the following order:

•

contact the Policyowner and remind them that the Policies are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•

if this activity does not cease, suspend the Policyowner’s 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the “Regular U.S. Mail Rule”);

•

then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Policyowners, individually and in the aggregate, engaging in such frequent transfer activity. The Policies seek to provide a high degree flexibility to Policyowners in managing their long-term retirement savings and other benefits and to this end do not have “front end” charges on contributions or transfers, or “back end” surrender or redemption charges on transfers or withdrawals. The Policies permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Policyowners which arise out of the state law affecting a contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgements that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Policyowners. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some Policyowners may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other Policyowners in the Separate Account.

Where You Should Direct Requests

You may request allocation changes or transfers of Account Balance (except for transfers to any of the International Funds) by calling 1-800-468-3785 or by writing to our Processing Center. You may not use the telephone or any means other than U.S.P.S. regular mail as specified above, for transfers into any of the International Funds or for revocations of such transfer requests. You must send requests for transfers into any of the International Funds or revocations of orders for such transfers, in writing, by regular mail, to our Financial Transaction Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you must make a withdrawal or loan request by calling our Individual Support Department at 1-888-844-5516 or by writing to our home office in New York City, Attention Individual Support Department.

The address for our Financial Transaction Processing Center is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

You should use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.

ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3

Mutual of America

We are obligated to pay all amounts required on the part of the insurer under the Policies. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact our business in 50 States and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978, we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations and their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2007, we had total assets, on a consolidated basis, of approximately $__ billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

The Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the 1940 Act. The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners’ Account Balances and any other policies funded through the Separate Account cannot be charged with liabilities from other business that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund’s net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authority of each State in which we are licensed to do business.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Policies. We are responsible for the payment of all such benefits.

FEDERAL TAX CONSIDERATIONS

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account’s operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

Tax Status of the Policies

Section 7702 of the Code defines “insurance contract” for Federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has issued certain final regulations and other interim guidance. The Treasury has also issued but it has not adopted proposed regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 3, 1991.

For a Policy issued on a substandard basis (in other words, the insured person’s premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is subsequently determined that a Policy we have issued does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account’s investments be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits and Access of Account Balance

In General. Proceeds and Account Balance increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Balance, including investment earnings and interest earned, until there is a distribution of Account Balance.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy’s Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

Death Benefits. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Surrender or Lapse of Policy; Maturity Proceeds. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from a Policy that is Not a Modified Endowment Contract. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Balance.

An exception to this general rule applies if:

•

the Policy’s death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

•

the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

Characterization as a Modified Endowment Contract. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the “seven-pay test” described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See “Distributions from a Policy that is a Modified Endowment Contract” below.

The seven-pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. “Seven-pay premiums” are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Balance at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy’s payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from a Policy that is a Modified Endowment Contract. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Balance, prior to the return to you of your investment in the Policy.

1)

All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

•

your Account Balance immediately before the distribution, minus

•

your investment in the Policy at that time.

2)

Second, any loans you take from or secured by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

3)

A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

•

is made when you are age 59 1/2 or older,

•

is attributable to you becoming disabled, or

•

is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

All Modified Endowment Contracts that we issue (or any former affiliates had issued) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner’s gross income under Section 72(e) of the Code.

Policy Loan Interest

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is a key employee, as defined in Section 264 of the Code may be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000, subject to certain restrictions under Section 264 of the Code.

Estate Taxes

The Death Proceeds payable under the Policy are includable in the insured person’s gross estate for federal estate tax purposes if the Death Proceeds are paid:

•

to the insured person’s estate, or

•

to a beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Death Proceeds paid to a surviving spouse as beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $2 million in 2008 and $3.5 million in 2009.

If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under Federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders’ meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund’s proxy statement and a voting instructions form to return to us.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account’s operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

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create new investment funds of the Separate Account at any time;

•

to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•

transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

•

create additional separate accounts or combine any two or more accounts including the Separate Account;

•

transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•

operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

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deregister the Separate Account under the 1940 Act; and

•

operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate Account, we will advise you of the change.

ADMINISTRATIVE MATTERS

Notices, Confirmation Statements and Reports to Policyowners

Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Balance, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

Miscellaneous Policy Provisions

Limit on Right to Contest. We will not contest the insurance coverage under a Policy after it has been in force:

 (a)

for two years from the Issue Date with respect to the initial amount of insurance coverage;

 (b)

for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

 (c)

for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

Suicide Exclusion. If the insured person commits suicide within two years from the Issue Date or within such other period specified under applicable state law, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Balance and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Participation in Divisible Surplus. We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Policies in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

OTHER INFORMATION

Legal Proceedings

From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.

Financial Statements

Financial Statements for Mutual of America and its Separate Account No. 3 are in our SAI. You may refer to the last page of this prospectus for information on how to request the SAI.

DEFINITIONS WE USE IN THIS PROSPECTUS

Accelerated Benefit—The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for 12 months or less.

Account Balance—The value of a Policyowner’s Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term “Account Balance” may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as “Account Value.”

Accumulation Unit—A measure we use to calculate the value of a Policyowner’s interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Basic Death Benefit—The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

•

the Face Amount under a Face Amount Plan, or the Face Amount plus the Account Balance under a Face Amount Plus Plan (you select the type of Basic Death Benefit Plan in your application for the Policy), and

•

the Account Balance times the applicable Corridor Percentage.

Beneficiary—The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

Business Day—Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code—The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Corridor Percentage—A percentage established under the Code, based on the insured person’s age. The Corridor Percentage is multiplied by your Account Balance to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds—An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

DWS Variable Series I—The following three portfolios of the DWS Variable Series I: Capital Growth, Bond and International Portfolios.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Face Amount—The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy.

Fidelity VIP Funds—The Equity-Income, Contrafund®, Mid Cap and Asset Manager(SM) Portfolios of Fidelity® Investments Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund’s name corresponds to the name of the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a rate that we change from time to time.

Insured person—The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

Insured person’s age—The insured person’s age as of his or her last birthday preceding the Policy Date. The insured person’s “attained age” at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

International Funds—The Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives (or Investment Funds)—Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Balance among the Investment Alternatives.

Investment Company—Mutual of America Investment Corporation.

Issue Date—The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

Maturity Date—The Policy Anniversary on which the insured person’s attained age equals 100.

Maturity Proceeds—Amount payable on the Maturity Date, equal to the Account Balance minus any Policy Loans and unpaid monthly deductions.

Monthly Anniversary Day—The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program—A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees’ salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider—A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

Policy Anniversary—The day each calendar year which is the anniversary of the Policy Date.

Policy Date—The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan—The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month—The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner—The person designated on the Policy Specification Pages of your Policy as the owner.

Policy Year—The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

Premium class—The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

Proceeds—The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

Processing Office—The office of Mutual of America, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

Scheduled premiums—Premiums in the amount and at the intervals specified in your Policy.

Separate Account—Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See definition of “Fund,” above

Surrender Proceeds—Amount payable upon surrender of a Policy, equal to the Account Balance minus any Policy Loans outstanding at the time of surrender.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Unscheduled premiums—Premiums other than scheduled premiums that you are permitted to pay under your Policy.

Valid Transaction Date—The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

Written Request—A written request on an administrative form provided by us or in a form otherwise acceptable to us.

You, your—Refer to a Policyowner.

APPENDIX

GENERAL ACCOUNT OPERATIONS

This Appendix provides more information about our General Account’s operations and the risks of allocating Account Balance, including premiums, to the General Account compared to allocating Account Balance, including premiums, to the Separate Account. Account Balances held in our General Account may pose different risks to Policyowners than Account Balances supported by assets of our Separate Account.

When a Policyowner allocates Account Balance to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•

Reasonable classifications of different types of policies.

•

Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•

The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•

The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

•

Compliance with applicable statutory and regulatory requirements.

•

Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly).

The credited interest rate may not be less than the minimum annual yield, if any, as stated in your Policy. If we declare a credited interest rate higher than the minimum rate, if any, set forth in your Policy, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner’s request for transfer, payment or withdrawal of Account Balance or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners’ quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Policyowners in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usual ly payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner’s quarterly statements reflect direct deductions from the Policyowner’s Account Balance in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner’s employers for the purchase of Policies, we are subject to ERISA’s fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan’s policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

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You May Obtain More Information

Statement of Additional Information. We have filed with the Securities and Exchange Commission a Registration Statement that includes this Prospectus, a Statement of Additional Information, and exhibits. The Statement of Additional Information, dated the same date as this Prospectus (the SAI), contains further information about Separate Account No. 3, Mutual of America and the Policies described in the Prospectus, and we incorporate the SAI by reference into this Prospectus. You may obtain a copy of the SAI from us free of charge at your request.

Illustrations. You may request personalized illustrations from us, at no charge. These illustrations will show death benefits and account balances based on cost of insurance charges that you currently would pay if you purchase a Policy.

How to obtain the SAI from us. To request a Statement of Additional Information, you may call us at 1-800-468-3785 or write to us at: Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

How to obtain the SAI and other information from the SEC. Information about Mutual of America Separate Account No. 3, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC or at the SEC’s web site, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549. You can also call the SEC at 1-202-942-8090.

Where to direct Questions. If you have questions about the Policies or want to request other information about the Policies, you should contact your representative at Mutual of America. You can check for the address and telephone number of the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Investment Company Act of 1940 File No. 811-8368

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice on an annual basis.

Information Collection

•

We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•

We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties, including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•

To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•

All of our employees are required to protect the confidentiality of our customers’ personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•

Our strict policies for protecting personal information apply to current and former customers.

•

Our Web site Privacy Policy can be found on the Internet at mutualofamerica.com.

•

We have appointed a senior officer of the Company to monitor compliance with the Company’s Privacy Policy.

Information Disclosure

•

We will not sell your personal information to anyone.

•

We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•

We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America’s Privacy Policy, or wish to obtain a copy of your personal information, or to inform us of any incorrect information in our records, please contact your Regional Office or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contract/Policy owner transaction data to the Underlying Funds, as required by applicable laws and regulations.

Mutual of America

Life Insurance Company

320 Park Avenue New York, NY 10022-6839
www.mutualofamerica.com

Statement of Additional Information

For

Variable Universal Life Insurance Policies

Issued By

Mutual of America Life Insurance Company

320 Park Avenue,
New York, New York 10022-6839
Through its

Separate Account No. 3

This Statement of Additional Information (“SAI”) expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the Policies).

You may obtain a copy of the Prospectus, dated May 1, 2008, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus, And You Should Read It In Conjunction With The Prospectus For The Policies.

Dated: May 1, 2008

GENERAL INFORMATION AND HISTORY

We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide individual and group life insurance, annuities, and related services for the pension retirement and long range savings needs of organizations and their employees and individuals, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2007, we had total assets, on a consolidated basis, of approximately $__ billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor’s Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

PREMIUMS

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy’s Account Balance is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies, and has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

LOANS

The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:

•

our guaranteed rate of interest under the terms of your Contract or Policy, if any, plus 1% per year, or

•

the “Published Monthly Average” for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody’s Corporate Bond Yield Averages published by Moody’s Investors Service, Inc., or any successor thereto or, if that Moody’s average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

•

We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

•

We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

•

We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

DISTRIBUTION OF THE POLICIES

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America.

Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative’s regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured’s risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

ADDITIONAL INFORMATION ABOUT CHARGES

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Balance in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

(a)

Investment Company Money Market Fund,

(b)

Investment Company Mid-Term Bond Fund,

(c)

Investment Company Bond Fund,

(d)

DWS Bond VIP,

(e)

Investment Company Composite Fund,

(f)

Fidelity VIP Asset Manager(SM) Fund,

(g)

Calvert Social Balanced Fund,

(h)

Fidelity VIP Equity-Income Fund,

(i)

Investment Company All America Fund,

(j)

Investment Company Equity Index Fund,

(k)

Investment Company Mid-Cap Equity Index Fund,

(l)

Fidelity VIP Contrafund®,

(m)

DWS Capital Growth VIP,

(n)

DWS International VIP,

(o)

American Century VP Capital Appreciation Fund,

(p)

Investment Company Conservative Allocation Fund,

(q)

Investment Company Moderate Allocation Fund,

(r)

Investment Company Aggressive Allocation Fund,

(s)

Investment Company Small Cap Value Fund,

(t)

Investment Company Small Cap Growth Fund,

(u)

Investment Company Mid Cap Value Fund,

(v)

Fidelity VIP Mid Cap Fund,

(w)

Oppenheimer Main Street Fund®/VA,

(x)

Vanguard Variable Insurance Fund Diversified Value Portfolio, and

(y)

Vanguard Variable Insurance Fund International Portfolio

(z)

Investment Company International Fund

Underwriting Procedures. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each Policyowner pays a cost of insurance charge commensurate with the insured’s mortality risk. Mortality risk is actuarially determined based upon factors such as the insured’s age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner’s Standard Ordinary mortality table for the insured’s premium class for Policies issued prior to January 1, 2009. For Policies issued on or after January 1, 2009, the maximum rates will not exceed rates permitted by the 2001 Commissioner’s Standard Ordinary mortality table for the insured’s premium class.

Changes in Face Amount. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See “Federal Tax Considerations” in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person’s premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

YIELD AND PERFORMANCE INFORMATION

From time to time, we may advertise performance for the Separate Account Funds. The performance information we advertise reflects Separate Account charges and the current annual policy maintenance fee, but it does not reflect cost of insurance charges or charges for optional riders. In preparing performance information, we deduct the policy maintenance fee from each Separate Fund, calculated as a cost per $1,000 based on the average Account Balance for all Policies. For any Policyowner, the actual treatment of the policy maintenance fee and its effect on total return will depend on the Policyowner’s actual allocation of Account Balance. You should refer to the Prospectus for additional information about Policy charges.

We also may report the performance of the Underlying Funds without the deduction of Separate Account expenses. These returns will be higher than the returns shown if all Separate Account expenses and cost of insurance charges were deducted. In addition, we may compare a Fund’s figures to the performance of other variable annuity and variable life accounts tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but do not reflect deductions for administrative and management costs.

You should note that past performance is no guarantee of future results. Total return and yield for a Separate Account Fund will vary based on changes in market conditions and the performance of the Underlying Fund in which it invests. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

Money Market Fund

We may disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. We also may disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distributions expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account’s Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.

Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return.

The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.

Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)(365/7)] – 1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2007 was __%. This yield does not reflect cost of insurance charges but does reflect the $2 monthly charge.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund’s actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund’s figures to the performance of other variable annuity or variable life accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account’s Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission’s formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period. This yield does not reflect cost of insurance charges.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund’s total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner and do not reflect cost of insurance charges:

A.

Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)(1/n) – 1

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.

Cumulative Total Return is the compounded rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund’s unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1.

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Returns*

For the Periods Ended December 31, 2007

	One Year	Five Years	Life of Fund	Inception Date
Investment Company Equity Index	__%	__%	__%	04/03/00
Investment Company All America	__%	__%	__%	04/03/00
Investment Company Mid-Cap Equity Index	__%	__%	__%	04/03/00
Investment Company Small Cap Growth	__%	N/A	__%	07/01/05
Investment Company Small Cap Value	__%	N/A	__%	07/01/05
Investment Company Mid Cap Value	__%	N/A	__%	07/01/05
Investment Company Composite	__%	__%	__%	04/03/00
Investment Company International	__%	N/A	N/A	11/05/07
Investment Company Bond	__%	__%	__%	04/03/00
Investment Company Mid-Term Bond	__%	__%	__%	04/03/00
Investment Company Conservative Allocation	__%	N/A	__%	05/20/03
Investment Company Moderate Allocation	__%	N/A	__%	05/20/03
Investment Company Aggressive Allocation	__%	N/A	__%	05/20/03

DWS Capital Growth	__%	__%	__%	04/03/00
DWS Bond	__%	__%	__%	04/03/00
DWS International	__%	__%	__%	04/03/00
Fidelity VIP Equity-Income	__%	__%	__%	04/03/00
Fidelity VIP Contrafund	__%	__%	__%	04/03/00
Fidelity VIP Asset Manager	__%	__%	__%	04/03/00
Fidelity Mid Cap	__%	N/A	__%	07/01/05
Vanguard Diversified Value	__%	N/A	__%	07/01/05
Vanguard International	__%	N/A	__%	07/01/05
Oppenheimer Main Street	__%	N/A	__%	07/01/05
Calvert Social Balanced	__%	__%	__%	04/03/00
American Century VP Capital Appreciation	__%	__%	__%	04/03/00

Cumulative Total Returns*

For the Periods Ended December 31, 2007

	One Year	Five Years	Life of Fund	Inception Date
Investment Company Equity Index	__%	__%	__%	04/03/00
Investment Company All America	__%	__%	__%	04/03/00
Investment Company Mid-Cap Equity Index	__%	__%	__%	04/03/00
Investment Company Small Cap Growth	__%	N/A	__%	07/01/05
Investment Company Small Cap Value	__%	N/A	__%	07/01/05
Investment Company Mid Cap Value	__%	N/A	__%	07/01/05
Investment Company Composite	__%	18.31%	__%	04/03/00
Investment Company International	N/A	N/A	N/A	11/05/07
Investment Company Bond	__%	__%	__%	04/03/00
Investment Company Mid-Term Bond	__%	__%	__%	04/03/00
Investment Company Conservative Allocation	__%	N/A	__%	05/20/03
Investment Company Moderate Allocation	__%	N/A	__%	05/20/03
Investment Company Aggressive Allocation	__%	N/A	__%	05/20/03

DWS Capital Growth	__%	__%	__%	04/03/00
DWS Bond	__%	__%	__%	04/03/00
DWS International	__%	__%	__%	04/03/00
Fidelity VIP Equity-Income	__%	__%	__%	04/03/00
Fidelity VIP Contrafund	__%	__%	__%	04/03/00
Fidelity VIP Asset Manager	__%	__%	__%	04/03/00
Fidelity Mid Cap	__%	N/A	__%	07/01/05
Vanguard Diversified Value	__%	N/A	__%	07/01/05
Vanguard International	__%	N/A	__%	07/01/05
Oppenheimer Main Street	__%	N/A	__%	07/01/05
Calvert Social Balanced	__%	__%	__%	04/03/00
American Century VP Capital Appreciation	__%	__%	__%	04/03/00

The current yield of the Money Market Fund of the Separate Account for the seven day period ended December 29, 2006 was 3.35%. This yield does not reflect the cost of insurance charges but does reflect the $2 monthly charge.

*

Returns reflect the deduction of actual charges in effect for the periods shown. The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as cost per $1,000 based on the average Account Balance. For any Policyowner, the actual treatment of the monthly contract fee and its effect on total return will depend on the Policyowner’s actual allocation of Account Balance.

The Separate Account No. 3 Funds commenced operations on April 3, 2000, except that the Investment Company Allocation Funds commenced operations May 20, 2003, the Investment Company Small Cap Growth, Small Cap Value and Mid Cap Value Funds commenced operations July 1, 2005, the Investment Company International Fund commenced operations November 5, 2007, and the Fidelity Mid-Cap, Oppenheimer Main Street, and the Vanguard International and Diversified Value Funds were made available on July 1, 2005.

USE OF STANDARD & POOR’S INDICES

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Balance to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Po rtfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® index or the S&P MidCap 400® index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500® index, the S&P MidCap 400® index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® index, the S&P MidCap 400® index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 3 as of December 31, 2007 and Mutual of America Life Insurance Company as of December 31, 2007, 2006 and 2005 have been audited by our independent registered public accounting firm, KPMG LLP, New York, New York as stated in the independent registered public accounting firm’s reports appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2007 are included as follows:

Below are the consolidated financial statements of Mutual of America for the years ended December 31, 2006 and 2005:

You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 3:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 3 (comprised of the sub-accounts listed in note 1 and collectively referred to as “the Separate Account”) as of December 31, 2006, and the related statements of operations for the year then ended as indicated herein, the statements of changes in net assets for each of the years or period in the two-year period then ended as indicated herein, and the financial highlights for each of the years or periods in the five-year period then ended as indicated herein. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts included in the Mutual of America Separate Account No. 3 as of December 31, 2006, and the results of their operations for the year then ended as indicated herein, the changes in their net assets for each of the years or period in the two-year period then ended as indicated herein, and the financial highlights for each of the years or periods in the five-year period then ended as indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
April 27, 2007

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund
Assets:
Investments in Mutual of
America Investment
Corporation at market value (Cost:
Money Market Fund—$22,199
All America Fund—$992,968
Equity Index Fund—$1,005,793
Mid-Cap Equity Index Fund—$814,898
Mid Cap Value Fund—$1,608
Small Cap Growth Fund—$351,221)
(Notes 1 and 2)	$22,182	$848,744	$1,021,299	$975,530	$1,705	$378,533
Due From (To) General Account	69	(1,712)	(2,123)	53	177	130
Net Assets	$22,251	$847,032	$1,019,176	$975,583	$1,882	$378,663
Unit Value at December 31, 2006 (1)	$2.45	$9.93	$3.42	$1.98	$1.22	$1.20
Number of Units Outstanding at December 31, 2006 (2)	9,084	85,304	297,591	492,595	1,539	315,956

	Investment Company
	Small Cap	Composite	Bond	Mid-Term
	Value Fund	Fund	Fund	Bond Fund
Assets:
Investments in Mutual of
America Investment
Corporation at market value
(Cost:
Small Cap Value Fund—$346,705
Composite Fund—$238,293
Bond Fund—$57,412
Mid-Term Bond Fund—$35,096)
(Notes 1 and 2)	$366,459	$244,128	$55,136	$34,361
Due From (To) General Account	151	1,220	400	1
Net Assets	$366,610	$245,348	$55,536	$34,362
Unit Value at December 31, 2006 (1)	$1.25	$6.06	$4.34	$1.74
Number of Units Outstanding at December 31, 2006 (2)	293,414	40,490	12,796	19,718

(1)

Rounded to the nearest cent.

(2)

Rounded to the nearest unit.

The accompanying notes are an integral part of these financial statements.

	Investment Company
	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
	Fund	Fund	Fund
Investments in Mutual of America
Investment Corporation at market value
(Cost:
Conservative Allocation Fund—$2,218
Moderate Allocation Fund—$14,375
Aggressive Allocation Fund—$23,192)
(Notes 1 and 2)	$2,201	$14,503	$24,157
Due From (To) General Account	(54)	51	(659)
Net Assets	$2,147	$14,554	$23,498
Unit Value at December 31, 2006 (1)	$1.17	$1.33	$1.50
Number of Units Outstanding at December 31, 2006 (2)	1,839	10,909	15,655

(1)

Rounded to the nearest cent.

(2)

Rounded to the nearest unit.

The accompanying notes are an integral part of these financial statements.

				American
	DWS			Century
	Bond	Capital	International	VP Capital
	VIP	Growth VIP	VIP	Appreciation
	Fund	Fund	Fund	Fund
Assets:
Investments in DWS Variable Series I
Portfolios and American Century
VP Capital Appreciation Fund at market value
(Cost:
DWS Bond VIP Fund—$22,616
DWS Capital Growth VIP Fund—$1,527,450
DWS International VIP Fund—$316,300
American Century VP capital
Appreciation Fund—$155,231)
(Notes 1 and 2)	$23,269	$1,389,681	$359,011	$142,306
Due From (To) General Account	(963)	(4,280)	(1,515)	1,694
Net Assets	$22,306	$1,385,401	$357,496	$144,000
Unit Value at December 31, 2006 (1)	$17.87	$37.66	$23.31	$19.01
Number of Units Outstanding at December 31, 2006 (2)	1,248	36,783	15,338	7,575

	Calvert	Fidelity
	Social	VIP	VIP	VIP
	Balanced	Equity-Income	Contra	Asset Manager
	Fund	Fund	Fund	Fund
Assets:
Investments in Calvert Social Balance
Portfolio and Fidelity Portfolios at market value
(Cost:
Calvert Social Balanced Fund—$75,854
Fidelity VIP Equity-Income Fund—$346,716
Fidelity VIP Contra Fund—$725,534
Fidelity VIP Asset Manager Fund—$176,224)
(Notes 1 and 2)	$77,825	$384,663	$907,009	$187,416
Due From (To) General Account	(1,396)	2,808	4,091	404
Net Assets	$76,429	$387,471	$911,100	$187,820
Unit Value at December 31, 2006 (1)	$3.71	$48.16	$43.68	$29.13
Number of Units Outstanding at December 31, 2006 (2)	20,574	8,046	20,859	6,447

(1)

Rounded to the nearest cent.

(2)

Rounded to the nearest unit.

The accompanying notes are an integral part of these financial statements.

	Fidelity	Vanguard		Oppenheimer
	VIP	Diversified
	Mid Cap	Value	International	Main Street
	Fund	Fund	Fund	Fund

Assets:
Investments in Fidelity VIP Mid Cap Portfolio,
Vanguard Portfolios and Oppenheimer Main Street
Fund at market value
(Cost:
Fidelity VIP Mid Cap Fund—$7,011
Vanguard Diversified Value Fund— $7,185
Vanguard International Fund— $106,124
Oppenheimer Main Street Fund—$11,433)
(Notes 1 and 2)	$7,447	$9,280	$120,401	$13,214
Due From (To) General Account	16,593	(143)	1,000	(5,908)
Net Assets	$24,040	$9,137	$121,401	$7,306
Unit Value at December 31, 2006 (1)	$39.10	$16.85	$21.72	$24.73
Number Of Units Outstanding At December 31, 2006 (2)	615	542	5,589	295

(1)

Rounded to the nearest cent.

(2)

Rounded to the nearest unit.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund	Small Cap Growth Fund
Investment Income and Expenses:
Dividend income (Note 1)	$799	$11,804	$17,634	$14,560	$20	$—
Expenses (Note 3)	180	7,248	8,356	8,498	—	1,089
Net Investment Income (Loss)	619	4,556	9,278	6,062	20	(1,089)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	64	(35,635)	(2,165)	13,417	—	439
Realized gain distributions	—	81,528	22,293	60,526	12	8,430
Net realized gain (loss) on investments	64	45,893	20,128	73,943	12	8,869
Net unrealized appreciation (depreciation) of investments	100	60,508	99,621	381	99	27,309
Net Realized and Unrealized Gain (Loss) on Investments	164	106,401	119,749	74,324	111	36,178
Net Increase (Decrease) in Net Assets Resulting From Operations	$783	$110,957	$129,027	$80,386	$131	$35,089

	Investment Company
	Small Cap Value Fund	Composite Fund	Bond Fund	Mid-Term Bond Fund
Investment Income and Expenses:
Dividend income (Note 1)	$2,288	$6,286	$2,524	$1,025
Expenses (Note 3)	1,055	2,212	492	275
Net Investment Income (Loss)	1,233	4,074	2,032	750
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	305	(1,337)	(218)	(133)
Realized gain distributions	3,714	—	—	—
Net realized gain (loss) on investments	4,019	(1,337)	(218)	(133)
Net unrealized appreciation (depreciation) of investments	19,756	19,457	293	403
Net Realized and Unrealized Gain (Loss) on Investments	23,775	18,120	75	270
Net Increase (Decrease) in Net Assets
Resulting From Operations	$25,008	$22,194	$2,107	$1,020

The accompanying notes are an integral part of these financial statements.

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend income (Note 1)	$70	$411	$534
Expenses (Note 3)	19	106	175
Net Investment Income (Loss)	51	305	359
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(4)	2	113
Realized gain distributions	38	358	1,109
Net realized gain (loss) on investments	34	360	1,222
Net unrealized appreciation (depreciation) of investments	44	310	576
Net Realized and Unrealized Gain (Loss) on Investments	78	670	1,798
Net Increase (Decrease) in Net Assets Resulting From Operations	$129	$975	$2,157

The accompanying notes are an integral part of these financial statements.

	DWS			American Century
	Bond VIP Fund	Capital Growth VIP Fund	International VIP Fund	VP Capital Appreciation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$944	$7,300	$5,631	$—
Expenses (Note 3)	215	11,670	2,762	860
Net Investment Income (Loss)	729	(4,370)	2,869	(860)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	3	(3,609)	10	(1,834)
Realized gain distributions	30	—	—	—
Net realized gain (loss) on investments	33	(3,609)	10	(1,834)
Net unrealized appreciation (depreciation) of investments	119	104,810	65,733	22,308
Net Realized and Unrealized Gain (Loss) on Investments	152	101,201	65,743	20,474
Net Increase (Decrease) in Net Assets Resulting From Operations	$881	$96,831	$68,612	$19,614

	Calvert	Fidelity
	Social Balanced Fund	VIP Equity-Income Fund	VIP Contra Fund	VIP Asset Manager Fund
Investment Income and Expenses:
Dividends income (Note 1)	$1,744	$11,341	$ 11,370	$ 4,711
Expenses (Note 3)	663	2,657	7,343	1,402
Net Investment Income (Loss)	1,081	8,684	4,027	3,309
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (Loss) on investment transactions	19	2,009	39,638	268
Realized gain distributions	1,339	41,507	72,249	—
Net realized gain (Loss) on investments	1,358	43,516	111,887	268
Net unrealized appreciation (depreciation) of investments	3,187	7,617	(21,754)	7,335
Net Realized and Unrealized Gain (Loss) on Investments	4,545	51,133	90,133	7,603
Net Increase (Decrease) in Net Assets Resulting From Operations	$5,626	$59,817	$ 94,160	$10,912

The accompanying notes are an integral part of these financial statements.

	Fidelity	Vanguard		Oppenheimer
	VIP Mid Cap Fund	Diversified Value Fund	International Fund	Main Street Fund
Investment Income and Expenses:
Dividends Income (Note 1)	$16	$50	$304	$126
Expenses (Note 3)	72	37	382	105
Net Investment Income (Loss)	(56)	13	(78)	21
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	743	—	—	—
Realized gain distributions	531	32	248	—
Net realized gain (loss) on investments	1,274	32	248	—
Net unrealized appreciation (depreciation) of investments	(3)	778	11,673	1,527
Net Realized and Unrealized Gain (Loss) on Investments	1,271	810	11,921	1,527
Net Increase (Decrease) In Net Assets Resulting From Operations	$1,215	$823	$11,843	$1,548

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$619	$222	$4,556	$(4,119)	$9,278	$6,001
Net realized gain (loss) on investments	64	(1)	45,893	16,575	20,128	10,075
Net unrealized appreciation (depreciation) of investments	100	136	60,508	11,045	99,621	16,141
Net Increase (Decrease) in net assets resulting from operations	783	357	110,957	23,501	129,027	32,217
From Unit Transactions:
Contributions	6,873	6,654	201,152	202,697	92,482	114,312
Withdrawals	(375)	(801)	(7,673)	(9,341)	(12,948)	(29,386)
Net transfers	(3,061)	(4,046)	(224,034)	(210,951)	(66,687)	(74,087)
Contract fees	(321)	(289)	(3,097)	(3,131)	(2,682)	(2,406)
Net Increase (Decrease) from unit transactions	3,116	1,518	(33,652)	(20,726)	10,165	8,433
Net Increase (Decrease) in Net Assets	3,899	1,875	77,305	2,775	139,192	40,650
Net Assets:
Beginning of Year	18,352	16,477	769,727	766,952	879,984	839,334
End of Year	$22,251	$18,352	$847,032	$769,727	$1,019,176	$879,984

	Investment Company
	Mid-Cap Equity Index Fund		Mid Cap Value Fund		Small Cap Growth Fund
	2006	2005	2006	2005(a)	2006	2005(a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,062	$4,417	$20	$—	$(1,089)	$(966)
Net realized gain (loss) on investments	73,943	57,009	12	—	8,869	(1)
Net unrealized appreciation (depreciation) of investments	381	30,986	99	—	27,309	3
Net Increase (Decrease) in net assets resulting from operations	80,386	92,412	131	—	35,089	(964)
From Unit Transactions:
Contributions	70,617	74,888	208	—	11,394	30
Withdrawals	—	—	—	—	(5,365)	—
Net transfers (Note 4)	(55,523)	(27,162)	1,443	100	336,862	1,625
Contract fees	(491)	(384)	—	—	(8)	—
Net Increase (Decrease) from unit transactions	14,603	47,342	1,651	100	342,883	1,655
Net Increase (Decrease) in Net Assets	94,989	139,754	1,782	100	377,972	691
Net Assets:
Beginning of Period/Year	880,594	740,840	100	—	691	—
End of Period/Year	$975,583	$880,594	$1,882	$100	$378,663	$691

(a)

For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Investment Company
	Small Cap Value Fund		Composite Fund		Bond Fund
	2006	2005(a)	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,233	$(1)	$4,074	$3,508	$2,032	$1,794
Net realized gain (loss) on investments	4,019	(4)	(1,337)	(5,541)	(218)	(142)
Net unrealized appreciation (depreciation) of investments	19,756	(2)	19,457	3,256	293	(1,204)
Net Increase (Decrease) in net assets resulting from operations	25,008	(7)	22,194	1,223	2,107	448
From Unit Transactions:
Contributions	10,858	—	93,160	87,989	13,996	15,175
Withdrawals	(5,215)	—	(4,725)	(4,311)	—	(1,318)
Net transfers (Note 4)	336,183	140	(85,809)	(79,661)	(11,696)	(12,972)
Contract fees	(357)	—	(1,856)	(1,917)	(758)	(811)
Net Increase (Decrease) from unit transactions	341,469	140	770	2,100	1,542	74
Net Increase (Decrease) in Net Assets	366,477	133	22,964	3,323	3,649	522
Net Assets:
Beginning of Period/Year	133	—	222,384	219,061	51,887	51,365
End of Period/Year	$366,610	$133	$245,348	$222,384	$55,536	$51,887

	Investment Company
	Mid-Term Bond Fund		Conservative Allocation Fund		Moderate Allocation Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$750	$660	$51	$55	$305	$173
Net realized gain (loss) on investments	(133)	(154)	34	20	360	152
Net unrealized appreciation (depreciation) of investments	403	(566)	44	(58)	310	(26)
Net Increase (Decrease) in net assets resulting from operations	1,020	(60)	129	17	975	299
From Unit Transactions:
Contributions	7,069	7,664	241	431	4,722	1,303
Withdrawals	—	—	—	—	—	—
Net transfers (Note 4)	(2,557)	(12,262)	(343)	1,278	947	(232)
Contract fees	(355)	(325)	(14)	(4)	(42)	(26)
Net Increase (Decrease) from unit transactions	4,157	(4,923)	(116)	1,705	5,627	1,045
Net Increase (Decrease) in Net Assets	5,177	(4,983)	13	1,722	6,602	1,344
Net Assets:
Beginning of Period/Year	29,185	34,168	2,134	412	7,952	6,608
End of Period/Year	$34,362	$29,185	$2,147	$2,134	$14,554	$7,952

(a)

For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Investment Company		DWS
	Aggressive Allocation Fund		Bond VIP Fund		Capital Growth VIP Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$359	$225	$729	$544	$(4,370)	$2,523
Net realized gain (loss) on investments	1,222	570	33	314	(3,609)	(8,153)
Net unrealized appreciation (depreciation) of investments	576	(68)	119	(494)	104,810	99,309
Net Increase (Decrease) in net assets resulting from operations	2,157	727	881	364	96,831	93,679
From Unit Transactions:
Contributions	5,065	5,061	4,534	4,981	106,986	113,578
Withdrawals	(46)	—	—	(120)	(21,067)	(10,383)
Net transfers	812	416	(5,854)	(3,969)	(32,159)	(48,839)
Contract fees	(74)	(55)	(356)	(262)	(527)	(344)
Net Increase (Decrease) from unit transactions	5,757	5,422	(1,676)	630	53,233	54,012
Net Increase (Decrease) in Net Assets	7,914	6,149	(795)	994	150,064	147,691
Net Assets:
Beginning of Period/Year	15,584	9,435	23,101	22,107	1,235,337	1,087,646
End of Period/Year	$23,498	$15,584	$22,306	$23,101	$1,385,401	$1,235,337

	DWS		American Century		Calvert
	International VIP Fund		VP Capital Appreciation Fund		Social Balanced Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,869	$1,705	$(860)	$(866)	$1,081	$667
Net realized gain (loss) on investments	10	(6,658)	(1,834)	(23,514)	1,358	(44)
Net unrealized appreciation (depreciation) of investments	65,733	39,842	22,308	45,417	3,187	2,613
Net Increase (Decrease) in net assets resulting from operations	68,612	34,889	19,614	21,037	5,626	3,236
From Unit Transactions:
Contributions	23,109	23,596	15,128	10,509	10,254	11,824
Withdrawals	(1,616)	(9,269)	(1,987)	(3,183)	(1,049)	(2,496)
Net transfers	1,456	(18,149)	(7,537)	(40,830)	(9,585)	(8,300)
Contract fees	(109)	(96)	(174)	(90)	(636)	(647)
Net Increase (Decrease) from unit transactions	22,840	(3,918)	5,430	(33,594)	(1,016)	381
Net Increase (Decrease) in Net Assets	91,452	30,971	25,044	(12,557)	4,610	3,617
Net Assets:
Beginning of Period/Year	266,044	235,073	118,956	131,513	71,819	68,202
End of Period/Year	$357,496	$266,044	$144,000	$118,956	$76.429	$71,819

The accompanying notes are an integral part of these financial statements.

	Fidelity
	VIP Equity-Income Fund		VIP Contra Fund		VIP Asset Manager Fund
	2006	2005	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,684	$2,364	$4,027	$(4,152)	$3,309	$3,276
Net realized gain (loss) on investments	43,516	12,999	111,887	18,147	268	(74)
Net unrealized appreciation (depreciation) of investments	7,617	(874)	(21,754)	102,351	7,335	2,250
Net Increase (Decrease) in net assets resulting from operations	59,817	14,489	94,160	116,346	10,912	5,452
From Unit Transactions:
Contributions	48,214	51,629	126,837	123,481	28,791	19,670
Withdrawals	(6,721)	(12,372)	(17,760)	(25,874)	(887)	(2,687)
Net transfers	(22,051)	(56,160)	(150,886)	(97,790)	(26,977)	(25,389)
Contract fees	(2,874)	(2,795)	(1,410)	(1,270)	(1,182)	(1,134)
Net Increase (Decrease) from unit transactions	16,568	(19,698)	(43,219)	(1,453)	(255)	(9,540)
Net Increase (Decrease) in Net Assets	76,385	(5,209)	50,941	114,893	10,657	(4,088)
Net Assets:
Beginning of Period/Year	311,086	316,295	860,159	745,266	177,163	181,251
End of Period/Year	$387,471	$311,086	$911,100	$860,159	$187,820	$177,163

	Fidelity		Vanguard
	VIP Mid Cap Fund		Diversified Value Fund		International Fund
	2006	2005(a)	2006	2005(a)	2006	2005(a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(56)	$(22)	$13	$(12)	$(78)	$(46)
Net realized gain (loss) on investments	1,274	365	32	15,691	248	—
Net unrealized appreciation (depreciation) of investments...	(3)	439	778	1,317	11,673	2,603
Net Increase (Decrease) in net assets resulting from operations...	1,215	782	823	16,996	11,843	2,557
From Unit Transactions:
Contributions	4,968	473	699	119	3,656	533
Withdrawals	(112)	—	—	—	—	—
Net transfers	6,203	10,552	5,345	(14,842)	84,156	18,761
Contract fees	(31)	(10)	(3)	—	(75)	(30)
Net Increase (Decrease) from unit transactions	11,028	11,015	6,041	(14,723)	87,737	19,264
Net Increase (Decrease) in Net Assets	12,243	11,797	6,864	2,273	99,580	21,821
Net Assets:
Beginning of Period/Year	11,797	—	2,273	—	21,821	—
End of Period/Year	$24,040	$11,797	$9,137	$2,273	$121,401	$21,821

(a)

For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Oppenheimer
	Main Street Fund
	2006	2005(a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$21	$(26)
Net realized gain (loss) on investments	—	—
Net unrealized appreciation (depreciation) of investments	1,527	254
Net Increase (Decrease) in net assets resulting from operations	1,548	228
From Unit Transactions:	1,218
Contributions		438
Withdrawals	—	—
Net transfers	(943)	4,819
Contract fees	(2)	—
Net Increase (Decrease) from unit transactions	273	5,257
Net Increase (Decrease) in Net Assets	1,821	5,485
Net Assets:
Beginning of Period/Year	5,485	—
End of Period/Year	$7,306	$5,485

 (a)

For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 3 of Mutual of America Life Insurance Company (“the Company”) was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. Separate Account No. 3 consists of 25 distinct funds. Each invests in shares of one of 13 funds of Mutual of America Investment Corporation (the “Investment Company”): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; three portfolios of DWS Variable Series I (“DWS”): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. (“American Century”); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. (“Calvert”); the Equity-Income, Contrafu nd, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds (“Fidelity”); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund (“Vanguard”); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds (“Oppenheimer”).

The Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 3 as investment alternatives on May 20, 2003. The Investment Company Mid Cap Value, Small Cap Growth and Small Cap Value Funds, the Fidelity Mid Cap Portfolio, the Vanguard Diversified Value and International Portfolios and the Oppenheimer Main Street Fund/VA became available to Separate Account No. 3 as investment alternatives on July 1, 2005.

Separate Account No. 3 was formed by the Company to support the operations of the Company’s variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3’s assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with U.S. generally accepted accounting principles;

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer and are valued at the reported net asset values of the respective funds and portfolios. Such investments are referred to as “Underlying Funds” of Separate Account No. 3.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 3 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 3 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and is not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. Investments

The number of shares owned by Separate Account No. 3 (rounded to the nearest share) and the respective net asset values (rounded to the nearest cent) per share at December 31, 2006 were as follows:

	Number of	Net Asset
	Shares	Value
Investment Company Funds:
Money Market Fund	18,359	$1.21
All America Fund	423,703	2.00
Equity Index Fund	429,894	2.38
Mid-Cap Equity Index Fund	626,128	1.56
Mid Cap Value Fund	1,410	1.21
Small Cap Growth Fund	318,708	1.19
Small Cap Value Fund	296,657	1.24
Composite Fund	157,725	1.55
Bond Fund	43,892	1.26
Mid-Term Bond Fund	36,894	0.93
Conservative Allocation Fund	2,157	1.02
Moderate Allocation Fund	12,689	1.14
Aggressive Allocation Fund	19,024	1.27
DWS Portfolios:
Bond Portfolio — Class “A”	3,311	7.03
Capital Growth Portfolio — Class “A”	76,190	18.24
International Portfolio — Class “A”	26,753	13.42
American Century VP Capital Appreciation Fund	12,986	10.96
Calvert Social Balanced Portfolio	38,338	2.03
Fidelity Portfolios:
Equity-Income — “Initial” Class	14,683	26.20
Contrafund — “Initial” Class	28,822	31.47
Asset Manager — “Initial” Class	11,931	15.71
Mid Cap — “Initial” Class	214	34.77
Vanguard Portfolios:
Diversified	561	16.53
International	5,584	21.56
Oppenheimer Main Street Fund/VA	533	24.78

3. Expenses

Administrative Fees and Expenses and Cost of Insurance — In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for American Century for which the rate charged is .15% and each Fidelity fund, for which the rate is .30% due to reimbursements received from affiliates of American Century and Fidelity) from the value of the net assets of each Fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may be deducted from a policyowner’s account and are reflected as unit transactions in the accompanying financial statements. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner’s account and reflected as net transfers in the accompanying financial statements.

Mortality and Expense Risk Fees — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts daily a mortality risk charge at an annual rate of .35%, from the value of the net assets of each Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund’s annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Fund’s expenses were reduced at an annual rate of 0.20%.

4. Fund Reorganizations

On July 24, 2006, Separate Account No. 3 shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all participants having allocations in the Aggressive Equity Fund on the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $683,614. The participants received 293,452 units of the Small Cap Value Fund with a value of $341,807 and 314,525 units of the Small Cap Growth Fund with a value of $341,807. The proportion of Small Cap Value and Small Cap Growth Fund units received corresponded to the Aggressive Equity Fund’s respective proportionate ownership of the net assets of the small cap value and small cap growth segments of the Investment Company Aggressive Equity Fund on the close of trading on August 31, 2006. The net assets of the Separate Account No. 3 Small Cap Value Fund were $3,590 immediately prior to the reorganization and $345,397 immediately after the reorganization. The net assets of the Separate Account No. 3 Small Cap Growth Fund were $4,809 immediately prior to the reorganization and $346,616 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 3 Aggressive Equity Fund ceased to exist and is no longer available as an investment alternative.

Also on July 24, 2006, Separate Account No. 3 shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, on September 1, 2006, all participants having allocations in the Short-Term Bond Fund on the close of trading on August 31, 2006, received units of the Mid-Term Bond Fund equal in value to the units they owned in the Short-Term Bond Fund. The participants received 3,888 units of the Mid-Term Bond Fund with a value of $6,145, which corresponded to the net assets of the Short-Term Bond immediately prior to the merger. The net assets of the Mid-Term Bond Fund were $29,454 immediately prior to the reorganization and $35,599 immediately after the reorganization. As of September 1, 2006, the Short-Term Bond Fund ceased to exist and is no longer available as an investment alternative.

5. Financial Highlights

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$2.36	$2.31	$2.30	$2.30	$2.28
Unit value, end of year	$2.45	$2.36	$2.31	$2.30	$2.30
Units outstanding, beginning of year	7,789	7,137	6,477	6,019	5,020
Units Issued	3,518	2,867	3,523	2,856	3,043
Units Redeemed	(2,223)	(2,215)	(2,864)	(2,398)	(2,044)
Units Outstanding, end of year	9,084	7,789	7,136	6,477	6,019
Net Assets	$22,251	$18,352	$16,477	$14,896	$13,830
Expense Ratio (A)	0.90%	0.90%	0.90%(D)	0.90%(D)	0.90%
Investment Income Ratio (B)	3.98%	2.17%	1.13%	1.08%	1.67%
Total Return (C)	3.95%	2.05%	0.40%	0.08%	0.57%

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)

For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$8.66	$8.42	$7.85	$5.96	$7.74
Unit value, end of year	$9.93	$8.66	$8.42	$7.85	$5.96
Units outstanding, beginning of year	88,922	91,071	97,811	98,846	112,867
Units Issued	23,366	26,015	22,877	30,163	29,776
Units Redeemed	(26,984)	(28,164)	(29,617)	(31,198)	(43,797)
Units Outstanding, end of year	85,304	88,922	91,071	97,811	98,846
Net Assets	$847,032	$769,727	$766,952	$767,888	$588,669
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.46%	0.35%	1.21%	0.82%	0.81%
Total Return (C)	14.71%	2.79%	7.27%	31.82%	-23.08%

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$2.99	$2.88	$2.62	$2.06	$2.67
Unit value, end of year	$3.42	$2.99	$2.88	$2.62	$2.06
Units outstanding, beginning of year	294,358	291,616	288,018	257,511	234,984
Units Issued	31,632	67,376	44,739	58,577	80,427
Units Redeemed	(28,399)	(64,634)	(41,141)	(28,070)	(57,900)
Units Outstanding, end of year	297,591	294,358	291,616	288,018	257,511
Net Assets	$1,019,176	$879,984	$839,334	$755,730	$531,358
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.89%	1.61%	1.89%	1.54%	1.62%
Total Return (C)	14.56%	3.87%	9.69%	27.16%	-22.84%

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$1.82	$1.63	$1.41	$1.05	$1.25
Unit value, end of year	$1.98	$1.82	$1.63	$1.41	$1.05
Units outstanding, beginning of year	485,166	455,043	393,107	333,023	273,759
Units Issued	44,840	63,110	82,169	71,911	87,067
Units Redeemed	(37,411)	(32,987)	(20,233)	(11,827)	(27,803)
Units Outstanding, end of year	492,595	485,166	455,043	393,107	333,023
Net Assets	$975,583	$880,594	$740,840	$555,418	$351,106
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.54%	1.36%	1.08%	0.99%	1.75%
Total Return (C)	9.12%	11.48%	15.23%	34.01%	-15.95%

	Investment Company
	Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005(1)	2006	2005(1)	2006	2005(1)
Unit value, beginning of period/year	$1.06	$1.00	$1.05	$1.00	$1.07	$1.00
Unit value, end of period/year	$1.22	$1.06	$1.20	$1.05	$1.25	$1.07
Units outstanding, beginning of period/year	94	—	658	—	124	—
Units Issued	1,473	177	332,653(D)	697	310,023(E)	312
Units Redeemed	(28)	(83)	(17,355)	(39)	(16,733)	(188)
Units Outstanding, end of period/year	1,539	94	315,956	658	293,414	124
Net Assets	$1,882	$100	$378,663	$691	$366,610	$133
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.39%	—	—	—	1.90%	—
Total Return (C)	14.89%	6.43%	14.11%	5.03%	16.63%	7.13%

(1)

For the period July 1, 2005 (commencement of operations) to December 31, 2005

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)

Includes 314,525 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

(E)

Includes 293,452 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

	Investment Company Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$4.18	$4.14	$3.99	$3.78	$3.57
Unit value, end of year	$4.34	$4.18	$4.14	$3.99	$3.78
Units outstanding, beginning of year	12,416	12,401	13,580	13,313	12,500
Units Issued	4,033	8,421	4,495	5,258	7,469
Units Redeemed	(3,653)	(8,406)	(5,674)	(4,991)	(6,656)
Units Outstanding, end of year	12,796	12,416	12,401	13,580	13,313
Net Assets	$55,536	$51,887	$51,365	$54,253	$50,278
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.60%	4.35%	4.32%	5.24%	8.52%
Total Return (C)	3.85%	0.89%	3.68%	5.78%	5.81%

	Investment Company Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$1.69	$1.69	$1.67	$1.64	$1.51
Unit value, end of year	$1.74	$1.69	$1.69	$1.67	$1.64
Units outstanding, beginning of year	17,297	20,227	22,265	25,589	5,767
Units Issued	7,768(D)	13,770	5,420	6,692	24,344
Units Redeemed	(5,347)	(16,700)	(7,458)	(10,016)	(4,522)
Units Outstanding, end of year	19,718	17,297	20,227	22,265	25,589
Net Assets	$34,362	$29,185	$34,168	$37,107	$41,871
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.35%	3.01%	3.42%	3.30%	5.38%
Total Return (C)	3.28%	-0.11%	1.36%	1.85%	8.69%

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)

Includes 3,888 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

	Investment Company Composite Fund Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$5.52	$5.51	$5.23	$4.46	$4.87
Unit value, end of year	$6.06	$5.52	$5.51	$5.23	$4.46
Units outstanding, beginning of year	40,299	39,725	39,610	37,237	34,777
Units Issued	21,775	17,197	12,291	13,636	16,351
Units Redeemed	(21,584)	(16,623)	(12,176)	(11,263)	(13,891)
Units Outstanding, end of year	40,490	40,299	39,725	39,610	37,237
Net Assets	$245,348	$222,384	$219,061	$207,231	$166,254
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.55%	2.49%	2.49%	2.64%	-3.48%
Total Return (C)	9.81%	0.07%	5.40%	17.18%	-8.33%

	Investment Company
	Conservative Allocation Fund				Moderate Allocation Fund
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003(2)	2006	2005	2004	2003(2)
Unit value, beginning of year	$1.10	$1.09	$1.05	$1.00	$1.23	$1.19	$1.11	$1.00
Unit value, end of year	$1.17	$1.10	$1.09	$1.05	$1.33	$1.23	$1.19	$1.11
Units outstanding, beginning of year	1,937	379	518	—	6,450	5,543	256	—
Units Issued	215	1,592	804	518	4,832	1,092	5,417	282
Units Redeemed	(313)	(34)	(943)	—	(373)	(185)	(130)	(26)
Units Outstanding, end of year	1,839	1,937	379	518	10,909	6,450	5,543	256
Net Assets	$2.147	$2,134	$412	$543	$14,554	$7,952	$6,608	$284
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.33%	5.80%	2.60%	16.95%(D)	3.47%	2.76%	11.49%	—
Total Return (C)	6.00%	1.38%	3.75%	4.73%	8.22%	3.41%	7.30%	11.11%

(2)

For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)

Annualized

	Investment Company
	Aggressive Allocation Fund
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003(2)
Unit value, beginning of year	$1.35	$1.29	$1.19	$1.00
Unit value, end of year	$1.50	$1.35	$1.29	$1.19
Units outstanding, beginning of year	11,511	7,306	7,889	—
Units Issued	5,598	5,581	5,134	8,230
Units Redeemed	(1,454)	(1,376)	(5,717)	(341)
Units Outstanding, end of year	15,655	11,511	7,306	7,889
Net Assets	$23,498	$15,584	$9,435	$9,357
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.73%	2.29%	2.33%	5.29%(D)
Total Return (C)	10.87%	4.83%	8.89%	18.61%

	DWS Bond VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$17.22	$16.94	$16.22	$15.58	$14.60
Unit value, end of year	$17.87	$17.22	$16.94	$16.22	$15.58
Units outstanding, beginning of year	1,341	1,305	1,206	1,092	906
Units Issued	270	356	393	413	591
Units Redeemed	(363)	(320)	(294)	(299)	(405)
Units Outstanding, end of year	1,248	1,341	1,305	1,206	1,092
Net Assets	$22,306	$23,101	$22,107	$19,556	$17,013
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.94%	3.31%	3.90%	4.03%	6.09%
Total Return (C)	3.77%	1.68%	4.43%	4.11%	6.68%

(2)

For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)

Annualized.

	DWS Capital Growth VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$35.02	$32.43	$30.30	$24.10	$34.34
Unit value, end of year	$37.66	$35.02	$32.43	$30.30	$24.10
Units outstanding, beginning of year	35,277	33,535	31,737	27,801	24,693
Units Issued	3,053	4,395	4,133	5,036	5,272
Units Redeemed	(1,547)	(2,653)	(2,333)	(1,100)	(2,164)
Units Outstanding, end of year	36,783	35,277	33,537	31,737	27,801
Net Assets	$1,385,401	$1,235,337	$1,087,646	$961,789	$670,008
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.56%	0.97%	0.54%	0.42%	0.33%
Total Return (C)	7.56%	7.98%	7.02%	25.75%	-29.82%

	DWS International VIP Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$18.68	$16.23	$14.05	$11.10	$13.72
Unit value, end of year	$23.31	$18.68	$16.23	$14.05	$11.10
Units outstanding, beginning of year	14,243	14,488	15.148	13,572	12,459
Units Issued	1,633	2,487	2,564	2,359	2,838
Units Redeemed	(538)	(2,732)	(3,224)	(783)	(1,725)
Units Outstanding, end of year	15,338	14,243	14,488	15,148	13,572
Net Assets	$357,496	$266,044	$235,073	$212,821	$150,612
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.82%	1.61%	1.38%	0.75%	0.84%
Total Return (C)	24.78%	15.13%	15.48%	26.60%	-19.10%

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$16.32	$13.46	$12.59	$10.52	$13.44
Unit value, end of year	$19.01	$16.32	$13.46	$12.59	$10.52
Units outstanding, beginning of year	7,287	9,770	10,061	10,015	9,580
Units Issued	1,211	1,264	982	1,291	1,844
Units Redeemed	(923)	(3,747)	(1,273)	(1,245)	(1,409)
Units Outstanding, end of year	7,575	7,287	9,770	10,061	10,015
Net Assets	$144,000	$118,956	$131,513	$126,711	$105,385
Expense Ratio (A)(D)	0.65%	0.65%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	16.46%	21.27%	6.88%	19.69%	-21.71%

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$3.45	$3.29	$3.07	$2.59	$2.98
Unit value, end of year	$3.71	$3.45	$3.29	$3.07	$2.59
Units outstanding, beginning of year	20,840	20,720	20,898	19,705	22,799
Units Issued	3,270	3,581	4,688	5,996	6,840
Units Redeemed	(3,536)	(3,461)	(4,866)	(4,803)	(9,934)
Units Outstanding, end of year	20,574	20,840	20,720	20,898	19,705
Net Assets	$76,429	$71,819	$68,202	$64,117	$51,129
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.36%	1.86%	1.67%	2.01%	2.39%
Total Return (C)	7.79%	4.70%	7.28%	18.25%	-12.94%

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)

Absent reimbursement by American Century, the expense ratio would have been 0.90%.

	Fidelity
	VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$40.39	$38.46	$34.76	$26.89	$32.63
Unit value, end of year	$48.16	$40.39	$38.46	$34.76	$26.89
Units outstanding, beginning of year	7,702	8,225	8,280	7,466	7,456
Units Issued	1,663	1,886	1,852	2,382	3,087
Units Redeemed	(1,319)	(2,409)	(1,907)	(1,568)	(3,077)
Units Outstanding, end of year	8,046	7,702	8,225	8,280	7,466
Net Assets	$387,471	$311,086	$316,295	$287,822	$200,731
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	3.40%	1.62%	1.53%	1.70%	3.96%
Total Return (C)	19.24%	5.02%	10.64%	29.29%	-17.61%

	Fidelity
	VIP Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$39.41	$33.97	$29.66	$23.27	$25.88
Unit value, end of year	$43.68	$39.41	$33.97	$29.66	$23.27
Units outstanding, beginning of year	21,824	21,936	22,948	24,653	22,828
Units Issued	3,820	5,771	4,146	3,985	5,288
Units Redeemed	(4,785)	(5,883)	(5,158)	(5,690)	(3,463)
Units Outstanding, end of year	20,859	21,824	21,936	22,948	24,653
Net Assets	$911,100	$860,159	$745,266	$680,609	$573,743
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.23%	0.28%	0.33%	0.47%	0.80%
Total Return (C)	10.83%	16.01%	14.55%	27.44%	-10.07%

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)

Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005	2004	2003	2002
Unit value, beginning of year	$27.37	$26.51	$25.34	$21.65	$23.91
Unit value, end of year	$29.13	$27.37	$26.51	$25.34	$21.65
Units outstanding, beginning of year	6,474	6,836	7,288	7,359	7,270
Units Issued	1,043	811	925	1,537	1,750
Units Redeemed	(1,070)	(1,173)	(1,377)	(1,608)	(1,661)
Units Outstanding, end of year	6,447	6,474	6,836	7,288	7,359
Net Assets	$187,820	$177,163	$181,251	$184,674	$159,339
Expense Ratio (A)(D)	0.80%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	2.68%	2.71%	2.73%	3.41%	3.95%
Total Return (C)	6.46%	3.21%	4.63%	17.03%	-9.46%

	Fidelity		Vanguard
	VIP Mid		Diversified
	Cap Fund		Value Fund
	Years Ended December 31,		Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005(1)	2006	2005(1)
Unit value, beginning of period/year	$34.97	$30.58	$14.31	$13.98
Unit value, end of period/year	$39.10	$34.97	$16.85	$14.31
Units outstanding, beginning of period/year	337	—	159	—
Units Issued	734	353	402	227
Units Redeemed	(456)	(16)	(19)	(68)
Units Outstanding, end of period/year	615	337	542	159
Net Assets	$24,040	$11,797	$9,137	$2,273
Expense Ratio (A)	0.80%(D)	0.80%(D)	0.90%	0.90%
Investment Income Ratio (B)	0.18%	—	1.19%	—
Total Return (C)	11.80%	14.35%	17.81%	2.33%

(1)

For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains (except for the year ended December 31, 2002), received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)

Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

	Vanguard		Oppenheimer
	International		Main Street
	Fund		Fund
	Years Ended December 31,		Years Ended December 31,
Selected Per Unit and Supplementary Data:	2006	2005(1)	2006	2005(1)
Unit value, beginning of period/year	$17.29	$14.78	$21.69	$20.46
Unit value, end of period/year	$21.72	$17.29	$24.73	$21.69
Units outstanding, beginning of period/year	1,262	—	253	—
Units Issued	4,369	1,288	65	259
Units Redeemed	(42)	(26)	(23)	(6)
Units Outstanding, end of period/year	5,589	1,262	295	253
Net Assets	$121,401	$21,821	$7,306	$5,485
Expense Ratio (A)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.70%	—	1.08%	—
Total Return (C)	25.61%	16.99%	13.99%	6.02%

(1)

For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)

This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)

This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)

This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

/s/ KPMG LLP

New York, New York
March 9, 2007

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2006 and 2005

	2006	2005
ASSETS
General account assets
Bonds and notes	$5,365,208,600	$5,515,098,325
Common stocks	401,021,320	354,545,610
Preferred stocks	7,163,291	13,030,634
Cash and short-term investments	113,227,966	22,329,440
Guaranteed funds transferable	57,842,486	66,091,879
Mortgage loans	3,443,152	3,781,525
Real estate	283,833,261	285,499,480
Policy loans	98,149,710	95,766,221
Other invested assets	100,000	2,552,480
Investment income accrued	64,812,672	67,680,315
Deferred federal income taxes	7,435,380	14,669,542
Other assets	16,655,756	13,624,911
Total general account assets	6,418,893,594	6,454,670,362
Separate account assets	6,022,771,815	5,388,815,401
TOTAL ASSETS	$12,441,665,409	$11,843,485,763
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,277,917,812	$5,320,568,527
Other contractholders liabilities and reserves	9,506,267	9,624,992
Interest maintenance reserve	112,197,112	129,313,839
Other liabilities	112,754,453	117,578,550
Total general account liabilities before asset valuation reserve	5,512,375,644	5,577,085,908
Separate account reserves and other liabilities	6,022,771,815	5,388,815,401
Total liabilities before asset valuation reserve	11,535,147,459	10,965,901,309
Asset valuation reserve	94,579,695	75,756,050
Total liabilities	11,629,727,154	11,041,657,359
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	810,788,255	800,678,404
Total surplus	811,938,255	801,828,404
TOTAL LIABILITIES AND SURPLUS	$12,441,665,409	$11,843,485,763

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2006 and 2005

	2006	2005
INCOME
Premium and annuity considerations	$1,267,341,384	$1,151,984,261
Life and disability insurance premiums	17,442,717	18,419,557
Total considerations and premiums	1,284,784,101	1,170,403,818
Separate account investment and administrative fees	45,150,817	45,118,245
Net investment income	367,625,786	508,724,155
Other, net	4,298,318	2,843,312
Total income	1,701,859,022	1,727,089,530
DEDUCTIONS
Change in insurance and annuity reserves	95,459,771	133,508,240
Annuity and surrender benefits	1,391,465,668	1,235,468,526
Death and disability benefits	12,069,162	14,171,244
Operating expenses	188,439,738	213,296,134
Total deductions	1,687,434,339	1,596,444,144
Net gain before dividends	14,424,683	130,645,386
Dividends to contractholders and policyholders	(202,507)	(179,428)
Net gain from operations	14,222,176	130,465,958
Federal income tax (expense) benefit	(284,673)	836,776
Net realized capital gains (losses)	3,221,587	(14,081,896)
Net income	17,159,090	117,220,838
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(18,823,645)	95,725
Unrealized capital gains, net	29,230,913	32,151,236
Nonadmitted assets and other, net	(7,614,061)	(9,936,061)
Net deferred income tax asset	(7,007,630)	(14,419,859)
Change in reserve valuation basis	(2,834,816)	—
Net change in surplus	10,109,851	125,111,879
SURPLUS
Beginning of year	801,828,404	676,716,525
End of year	$811,938,255	$801,828,404

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2006 and 2005

	2006	2005
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,288,295,823	$1,174,826,067
Net investment income	305,633,464	502,853,802
Separate account investment and administrative fees	46,828,146	42,291,188
Benefit payments	(1,439,729,961)	(1,316,499,483)
Net transfers from (to) separate accounts	4,871,958	(24,350,648)
Investment and operating expenses paid	(179,111,987)	(179,008,119)
Dividends paid to policyholders	(91,613)	(101,234)
Net cash from operations	26,695,830	200,011,573
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	1,143,390,971	1,422,505,675
Common stocks	142,073,862	497,647,525
Mortgage loans	338,373	5,718,855
Other invested assets	10,649,394	196,811,826
Other	1,000,815	11,609,890
Total	1,297,453,415	2,134,293,771
Cost of investments acquired:
Bonds	(955,243,573)	(1,438,141,942)
Common stock	(146,740,728)	(441,621,560)
Real estate	(6,966,416)	(7,128,735)
Other invested assets	—	(191,906,021)
Other	38,463	—
Total	(1,108,912,254)	(2,078,798,258)
Net change in policy loans	(2,384,070)	3,574,626
Net cash from investments	186,157,091	59,070,139
CASH FLOWS FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(138,885,389)	(277,605,332)
Other cash applied	16,930,994	12,772,067
Net cash applied from financing and others sources	(121,954,395)	(264,833,265)
Net change in cash and short-term investments	90,898,526	(5,751,553)
CASH AND SHORT-TERM INVESTMENTS:
Beginning of year	22,329,440	28,080,993
End of year	$113,227,966	$22,329,440

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2006 and 2005

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company (“Mutual of America”) and its wholly owned subsidiaries (collectively referred to as the “Company”), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. Mutual of America is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department (“New York Department”). Such practices differ from U.S. generally accepted accounting principles (“GAAP”). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners (“NAIC”) has codified statutory accounting principles (“Codification”). The New York Department issued Regulation No. 172 (“Regulation No. 172”), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2006, are reflected in the accompanying consolidated statutory financial statements.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes are stated at amortized cost. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments with maturities of one month or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market values provided by the NAIC when available. If quoted market prices are unavailable, fair value is provided by an independent pricing organization. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment g rade bonds are recorded directly to unassigned surplus.

Losses considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company’s quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing as well as bonds with a fair market value that is less than 80% of its cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, and the Company’s intent and abil ity to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If a credit-related impairment is determined to be other than temporary, a direct write down is recorded as a realized capital loss and a new cost basis for the bond is established.

Common and Preferred Stocks — At December 31, 2006 and 2005, common stocks include $157.0 million and $142.3 million, respectively, invested in the Mutual of America Institutional Funds, a series of mutual funds for institutional investors and, $239.7 million and $209.7 million, respectively, invested in Mid-Cap and Large Cap equity securities. The $239.7 million at December 31, 2006 consists of $114.3 million invested in actively managed Mid-Cap Growth and Mid-Cap Value equity securities and $125.4 million invested in actively managed Large Cap equity securities. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus.

Losses considered to be other than temporary are recognized in net income when incurred. All equity investments are subjected to the Company’s quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing as well as common stocks where the market value is less than 80% of its cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds market value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company’s intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. The Company also considers oth er qualitative and quantitative factors in its evaluation of other than temporary impairments. Preferred stock is carried at cost.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America. At December 31, 2006 a $1.5 million unrealized loss was recorded as a direct reduction to unassigned surplus.

Other Invested Assets — Other invested assets consist of an investment in a limited partnership. At December 31, 2006 the Company recorded an other than temporary impairment loss of approximately $3.5 million, which includes the recognition of a $1.1 million unrealized loss established in prior years, and established a new cost basis for this investment. This loss is included as a component of net realized capital gains in the accompanying consolidated statutory statements of operations and surplus.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2006 and 2005.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $106.3 million and $97.7 million at December 31, 2006 and 2005, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan.

Nonadmitted Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses and benefit costs, are considered “nonadmitted assets” and excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.0 billion and $1.1 billion at December 31, 2006 and 2005, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2006 and 2005, averaged 3.69% and 3.26%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.7 billion and $3.6 billion at December 31, 2006 and 2005, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.3 billion at December 31, 2006 and 2005, are accumulated at various guaranteed interest rates, which during 2006 and 2005 averaged 5.84% and 7.00%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements. The December 31, 2006 disability insurance reserves include a $2.8 million increase related to a required change in the reserve valuation basis for this business, which was recorded as a direct charge to surplus.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve (“IMR”) and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve (“AVR”) applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants’ discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the “Adviser”), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company’s consolidated statutory statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant’s equity in the Separate Accounts and the level of administrative services p rovided. During 2006 and 2005, such charges were equal to pproximately .79% and .88%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statutory statement of operations. Investments held in the Separate Accounts are stated at market value. Participants’ corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $6.0 billion and $5.4 billion at December 31, 2006 and 2005, respectively, are subject to discretionary withdrawal at market value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2005 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2006 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2006 and 2005 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

December 31, 2006 (in millions)	Statement Value	Gross Unrealized		NAIC Market Value
		Gains	Losses
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage-backed securities	$2,374.7	$ 7.0	$41.1	$2,340.6
Commercial mortgage-backed securities	29.6	.4	—	30.0
Other asset-backed securities	83.0	.1	.6	82.5
Total	$2,487.3	$ 7.5	$41.7	$2,453.1
U.S. Treasury securities and obligations of U.S.
Government corporations and agencies	635.4	2.5	9.8	628.1
Obligations of states and political subdivisions	16.3	2.4	—	18.7
Debt securities issued by foreign governments	38.6	1.4	—	40.0
Corporate securities	2,291.3	31.9	33.8	2,289.4
Total	$5,468.9	$45.7	$85.3	$5,429.3

	Statement Value	Gross Unrealized		NAIC Market Value
December 31, 2005 (in millions)		Gains	Losses
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage-backed securities	$2,356.4	$ 8.9	$41.2	$2,324.1
Commercial mortgage-backed securities	31.1	.9	—	32.0
Other asset-backed securities	59.6	.2	.4	59.4
Total	$2,447.1	$10.0	$41.6	$2,415.5
U.S. Treasury securities and obligations of U.S.
Government corporations and agencies	581.6	14.7	4.4	591.9
Obligations of states and political subdivisions	15.2	3.1	—	18.3
Debt securities issued by foreign governments	39.0	2.1	—	41.1
Corporate securities	2,441.5	66.7	26.5	2,481.7
Total	$5,524.4	$96.6	$72.5	$5,548.5

Short-term fixed maturity securities with a statement value and NAIC market value of $103.7 million and $9.3 million at December 31, 2006 and 2005, respectively, are included in the above tables. At December 31, 2006 and 2005, the Company had $3.0 million and $2.8 million (par value $3.0 million and $2.8 million), respectively of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2006 and 2005, net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2006	2005	Change
Equity securities (common and preferred stock)	$24.5	$(5.2)	$29.7
Other invested assets	(1.5)	(1.1)	(.4)
Net unrealized (depreciation) appreciation	$23.0	$(6.3)	$29.3

The unrealized depreciation related to the Company’s common equity portfolio improved by $29.7 million during the year as shown above. The net unrealized appreciation of $24.5 million for equity securities at December 31, 2006, consists of $31.4 million of gross unrealized gains and $6.9 million of gross unrealized losses. The gross unrealized losses of $6.9 million are primarily attributed to the Company’s investment in certain Mutual of America Institutional Funds and are predominately more than twelve months old.

The following is an analysis of the NAIC market values and gross unrealized losses by fixed maturity category and length of time the securities have been in a continuous unrealized loss position. All of these unrealized losses arise from changes in the relative level of interest rates and, if the securities were sold, the realized loss would be recorded as a component of the Interest Maintenance Reserve. The tables that follow exclude $1.7 billion and $2.2 billion at December 31, 2006 and 2005, respectively, of fixed maturity securities in an unrealized gain position.

	NAIC			NAIC
	Market	Unrealized	Number	Market	Unrealized	Number
	Value	Losses	of Issues	Value	Losses	of Issues
December 31, 2006 ($ in millions)	Twelve Months or Less			Twelve Months or Greater
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage-backed securities	$ 93.6	$ .7	11	$ 493.9	$12.5	50
Commercial mortgage-backed securities	43.7	.2	9	21.2	.4	3
Other asset-backed securities	1.8	—	2	—	—	—
Total	$ 139.1	$ .9	22	$ 515.1	$12.9	53
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	179.0	.8	27	940.4	27.0	104
Obligations of states and political subdivisions	157.6	.7	7	336.1	9.2	31
Corporate Securities	583.9	10.3	43	846.2	23.5	87
Total	$1,059.6	$12.7	99	$2,637.8	$72.6	275

	NAIC Market Value	Unrealized Losses	Number of Issues	NAIC Market Value	Unrealized Losses	Number of Issues
December 31, 2005 ($ in millions)	Twelve Months or Less			Twelve Months or Greater
Fixed maturities:
Mortgage and asset backed securities:
Residential mortgage-backed securities	$415.2	$6.5	37	$190.8	$4.8	20
Commercial mortgage-backed securities	18.0	.1	2	9.7	.3	1
Other asset-backed securities	—	—	—	—	—	—
Total	$433.2	$6.6	39	$200.5	$5.1	21
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	671.2	10.3	73	555.6	19.7	57
Obligations of states and political subdivisions	257.8	3.2	24	127.8	2.5	10
Corporate Securities	579.5	9.0	64	448.8	16.1	45
Total	$1,941.7	$29.1	200	$1,332.7	$43.4	133

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2006 and 2005, were as follows:

December 31 (in millions)	2006	2005
Bonds and notes	$.1	$(12.8)
Equity securities (common and preferred stock)	6.6	(1.3)
Other invested assets	(3.5)	—
Net realized capital gains (losses)	$3.2	$(14.1)

The $6.6 million of realized capital gains in 2006 related to equity securities includes approximately $8.8 million of gain resulting primarily from the sale of that portion of the Company’s common stock portfolio that mirrored the S&P 500 index to a portfolio that is now invested in actively managed Large Cap stocks. The 2006 net realized capital gain amount for equity securities also includes other than temporary impairment losses of $2.2 million, primarily related to the Company’s investment in one of the Mutual of America Institutional Funds. The 2006 net loss for other invested assets consists of an other than temporary impairment loss related to a limited partnership investment.

The 2005 net realized capital losses related to bonds and notes shown above arose primarily from the sale of previously defaulted securities during the year. Since the majority of the 2005 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company’s surplus as a result of this activity. The $1.3 million of net realized capital losses in 2005 related to equity securities included $16.7 million of losses resulting primarily from a planned change in the composition of the Company’s common stock investments from a portfolio based solely on replicating the S&P 500 index to a portfolio that then consisted of approximately $100.3 million invested in actively managed Mid-Cap Growth and Mid-Cap Value stocks and $109.4 million invested in a portfolio that mirrors the S&P 500 index. The 2005 net loss also included $15.4 million of realized capital gains resulting from the sale of 3,535,949 million shares of Manulife Financial Corporation during the fourth quarter as discussed in Note 3. No other than temporary impairment losses were recognized in 2005.

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2006, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2006 (in millions)	Statement Value	NAIC Market Value
Due in one year or less	$ 378.7	$ 377.8
Due after one year through five years	1,917.3	1,902.0
Due after five years through ten years	1,336.5	1,320.0
Due after ten years	1,836.4	1,829.5
Total	$5,468.9	$5,429.3

Realized Investment Gains — Fixed Maturity Securities

Sales of investments in fixed maturity securities resulted in $3.8 million and $9.3 million of net losses being accumulated in the IMR in 2006 and 2005, respectively, as follows:

December 31 (in millions)	2006	2005
Fixed maturity securities
Proceeds	$1,148.8	$1,433.4
Gross realized gains	3.4	2.8
Gross realized losses	(7.2)	(12.1)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2006 and 2005, $13.3 million and $17.8 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $8.8 million of net gains in 2006 and $1.3 million of net losses in 2005, being recognized in net income as follows:

December 31 (in millions)	2006	2005
Equity securities
Proceeds	$145.3	$492.2
Gross realized gains	8.9	46.7
Gross realized losses	(.1)	(48.0)

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company (“Hancock”), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The Company was involved in a lawsuit against Hancock, seeking consideration distributed upon Hancock’s reorganization as a stock life insurer in 2000. On September 26, 2005, the Court issued a final order declaring that Mutual of America was eligible to receive financial consideration in conjunction with Hancock’s reorganization. Such financial consideration consisted of 3,535,949 common shares of Manulife Financial Corporation (parent company of Hancock) and cash dividends accumulated on the stock since 2000, that had been held in trust pending the Court’s final decision. Net investment income in 2005 includes a special one-time dividend of approximately $166.9 million, net of a deferred income liability. All of these shares were sold during the fourth quarter of 2005, resulting in $15.4 million of realized capital gains.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $57.8 million and $66.1 million at December 31, 2006 and 2005, respectively. The actual interest and other allocated investment earnings, including the special one-time dividend in 2005 discussed above, related to this contract amounted to $28.9 million and $171.7 million in 2006 and 2005, respectively, and are included in net investment income. The 2006 amount includes $25.0 million recognized as a result of a decrease in the entire deferred income liability during the year.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $6.2 million and $5.8 million in 2006 and 2005, respectively.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company’s funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (“ERISA”). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 20 years of eligible service; with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2006 and 2005 plan valuations are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2006	2005	2006	2005
Service cost	$10.0	$10.1	$1.4	$1.3
Interest cost on Projected Benefit Obligation (PBO)	12.0	12.6	2.3	2.1
Expected return on plan assets	(19.8)	(17.2)	—	—
Prior services costs	—	—	(.2)	(.1)
Amortization of unrecognized net loss	9.2	10.2	.8	.7
Settlement loss	(.3)	4.8	—	—
Net benefit expense	$11.1	$20.5	$4.3	$4.0

Included in 2006 pension expense is the recognition of a $.3 million settlement loss, resulting from the level of lump-sum benefit payments made related to the non-qualified plan during the year. The changes in the projected benefit obligation and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2006	2005	2006	2005
Change in PBO
PBO, beginning of year	$218.0	$198.7	$38.0	$36.6
Service cost	10.0	10.1	1.4	1.3
Interest cost	12.0	12.6	2.3	2.1
Plan amendment	—	4.2	—	—
Change in assumptions	—	(.5)	—	1.5
Actuarial loss (gain)	(10.2)	13.7	.8	(1.9)
Benefits and expenses paid	(7.7)	(20.8)	(2.5)	(1.6)
PBO, end of year	$222.1	$218.0	$ 40.0	$ 38.0

	Pension Benefits		Other Benefits
December 31 (in millions)	2006	2005	2006	2005
Change in Plan Assets
Plan assets, beginning of year	$185.5	$163.3	$—	$—
Employer contributions	10.0	34.6	—	—
Return on plan assets	21.4	8.4	—	—
Benefits and expenses paid	(7.7)	(20.8)	—	—
Plan assets, end of year	209.2	185.5	—	—
Plan assets (lower than) in excess of PBO	$(12.9)	$(32.5)	$(40.0)	$(38.0)

At December 31, 2006 and 2005, all of the qualified pension plan assets are invested in one of the Company’s Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2006 and 2005, has been classified as a nonadmitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2006	2005	2006	2005
Plan assets (lower than) in excess of PBO	$(12.9)	$(32.5)	$(40.0)	$(38.0)
Unrecognized prior service cost	5.0	5.9	(1.4)	(1.5)
Unrecognized net loss from past experience different from that assumed	83.4	103.3	13.0	13.0
Prepaid (accrued) benefit cost, end of year	$ 75.5	$ 76.7	$(28.4)	$(26.5)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $170.7 million and $144.8 million at December 31, 2006 and 2005, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $134.5 million and $124.6 million at December 31, 2006 and 2005, respectively.

During 2006 and 2005, the Company made contributions to the qualified plan of $10.0 million and $22.2 million, respectively. The Company estimates that it will make contributions of approximately $10.0 million to its defined benefit plans in 2007. Benefits expected to be paid from these plans total $23.9 million in 2007, $7.3 million in 2008, $14.4 million in 2009, $8.5 million in 2010 and $11.3 million in 2011. The aggregate benefits expected to be paid in 2012 through 2016 total approximately $128.8 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2006.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits		Other Benefits
Weighted average assumptions at December 31	2006	2005	2006	2005
Discount rate	5.75%	5.75%	5.75%	5.75%
Rate of compensation increase	4.17%	4.23%	4.00%	4.00%
Expected return on plan assets	9.50%	10.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 5.75%, 4.17% and 10.50%, respectively, in 2006 and 6.00%, 4.23% and 10.50%, respectively, in 2005. The Company’s current overall expected long-term rate of return on plan assets is now 9.50%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan’s benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 7.0% for 2007 and is expected to decrease by .5% each year thereafter until 2009, at which time it will remain constant at 5.0%. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2006, by $3.4 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2006 by $.4 million. Benefits expected to be paid from this plan total $2.5 million in 2007, $2.8 million in 2008, $3.0 million in 2009, $3.2 million in 2010, and $3.4 million in 2011. Aggregated benefits expected to be paid in the period 2012 through 2016 total approximately $20.3 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2006.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee’s contributions up to 6% of salary. The Company contributed $2.1 million and $2.0 million in 2006 and 2005, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Prior to 2005, shares were granted each year and generally vested over a three-year period. The value of such shares granted prior to 2005 is based upon increases in the Company’s statutory surplus and the maintenance of certain financial ratios. Commencing in 2005, no new shares have been issued under this plan and the total value related to the majority of outstanding shares under this plan will be paid out on March 15, 2008, based upon the level of statutory surplus at December 31, 2007. A new plan was started during 2005. Shares under this plan were granted in 2006 and 2005 and generally ves t over a three-year period. The value of such shares is equal to number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. Certain additional threshold financial performance measures must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $7.4 million and $17.8 million in 2006 and 2005, respectively.

6. Commitments and Contingencies

Rental expenses were $24.3 million and $23.1 million in 2006 and 2005, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $4.1 million in 2007, $3.9 million in 2008, $3.7 million in 2009, $3.3 million in 2010, $3.0 million in 2011 and $9.0 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company’s business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company’s consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America’s pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America’s non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America’s DTA’s and DTL’s must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America’s net DTA’s can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

A reconciliation of the income tax expense recognized in the Company’s consolidated statutory statements of operations from the amount obtained by applying the statutory tax rate of 35% to net gain from operations before federal income taxes follows:

December 31 ($in millions)	2006	2005
Net gain from operations	$14.2	$130.5
Statutory rate	35%	35%
Tax at statutory rate	$(5.0)	$(45.7)
IMR Amortization	4.7	6.2
Realized capital (gains) losses	(1.1)	3.0
Net capital gains deferred in IMR	1.3	3.3
Pension and other benefits related	4.6	(.1)
Change in nonadmitted assets	2.7	3.5
Change in Mutual of America’s net DTA	(7.8)	31.6
Other	.3	(1.0)
Federal income tax (expense) benefit	$(.3)	$.8
Effective tax rate	(2.00)%	.64%

The federal income tax expense of $(.3) million in 2006 and the federal income tax benefit of $.8 million in 2005 arose solely from the operating results of the Company’s non-insurance subsidiaries.

The components of the net DTA recognized in the Company’s statement of financial condition are as follows:

December 31 ($in millions)	2006	2005
Total gross DTA’s excluding unrealized (gains) losses	$364.2	$353.0
Total gross DTL’s excluding unrealized (gains) losses	(56.9)	(53.5)
Mutual of America’s net DTA	307.3	299.5
Tax effect of unrealized (gains) losses	(8.6)	1.8
DTA nonadmitted	(297.9)	(293.5)
Net admitted DTA	.8	7.8
Non-Insurance Subsidiaries	6.6	6.9
Total net DTA’s	$7.4	$14.7

As shown above, Mutual of America’s net admitted DTA decreased by $7.0 million during 2006. The tax effects of temporary differences that give rise to a significant portion of the DTA’s and DTL’s arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and capital gains and losses on investment transactions and nonadmitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America’s pension business. The transition rules will continue to moderate Mutual of America’s current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized as of December 31, 2006 and 2005 for Mutual of America.

At December 31, 2006, the Company had consolidated net operating loss carry forwards of approximately $320.9 million, expiring at various dates between 2008 and 2026, and a capital loss carry forward of approximately $6.9 million expiring in 2011.

The Internal Revenues Service (IRS) is currently conducting an examination of Mutual of America’s 2000 and 2001 federal income tax returns. The IRS has raised questions regarding Mutual’s tax deductions for certain intangible assets and capital losses related to the sale of a holding company and a partnership interest. The Company continues to believe that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company’s financial instruments were as follows:

December 31, 2006 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	$5,365.2	$5,325.6
Common stocks	401.0	401.0
Preferred stocks	7.2	7.2
Cash and short-term investments	113.2	113.2
Guaranteed funds transferable	57.8	55.5
Mortgage loans	3.4	3.6
Policy loans	98.1	98.1
LIABILITIES
Insurance and annuity reserves	$5,277.9	$5,340.6

	Statement	Estimated
December 31, 2005 (in millions)	Value	Fair Value
ASSETS
Bonds and notes	$5,515.1	$5,539.2
Common stocks	354.5	354.5
Preferred stocks	13.0	13.0
Cash and short-term investments	22.3	22.3
Guaranteed funds transferable	66.1	63.3
Mortgage loans	3.8	4.1
Policy loans	95.8	95.8
LIABILITIES
Insurance and annuity reserves	$5,320.6	$5,434.3

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion and $1.1 billion at December 31, 2006 and 2005, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.60% and 5.14% were used at December 31, 2006 and 2005, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (“statutory accounting”) which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company’s financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company’s bonds and notes to be classified as either held to maturity (“HTM”) or available for sale (“AFS”); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes; whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year; whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)

Resolution of the Board of Directors of Mutual of America Life Insurance Company (“Mutual of America”) authorizing establishment of Separate Account No. 3 (the “Separate Account”) (1) originally filed as Exhibit 1(1)

(b)	Custodian agreements - not applicable
(c)	Underwriting contracts - not applicable
(d) (1)	Form of Variable Universal Life Insurance Policy—filed herewith
(d) (2)	Payroll Deduction Rider(1)—originally filed as Exhibit 1(5)(b)
(d) (3)	Accidental Death Benefit Rider—filed herewith
(d) (4)	Children Benefit Rider—filed herewith
(d) (5)	Change Form Amendment—filed herewith
(e)(1)	Form of Application for Variable Universal Life Insurance Policy with Conditional Receipt of Premium(2)—originally filed as Exhibit 1(10)(a)
(e)(2)	Form of Application for Variable Universal Life Insurance Policy with Payroll Deduction Rider(2) originally filed as Exhibit 1(10)(b)
(f)(1)	Charter of Mutual of America(1)—originally filed as Exhibit 1(6)(a)
(f)(2)	By-Laws of Mutual of America(1)—originally filed as Exhibit 1(6)(b)
(g)	Reinsurance contracts - not applicable
(h)(1)	Participation Agreement, dated as of February 28, 2001, between Scudder Variable Life Investment Fund and Mutual of America(3)
(h)(2)(i)

Fund Participation Agreement-Separate Account No. 2, dated as of December 30, 1988, among Mutual of America, American Century Investment Management, Inc. (“ACIM”) (formerly Investors Research Corporation), and American Century Variable Portfolios, Inc. (“ACVP”) (formerly TCI Portfolios, Inc.) (the “American Century Agreement”)(1)

(h)(2)(ii)	Amendment No. 1, dated as of April 29, 1994, to the American Century Agreement(1)
(h)(2)(iii)	Amendment No. 2, dated January 3, 2000, to the American Century Agreement(1)
(h)(2)(iv)	Amendment No. 3, dated January 2, 2002, to the American Century Agreement
(h)(3)	Shared Funding Agreement, dated as of February 28, 2001, between Mutual of America and Calvert Securities Corporation(3)
(h)(4)(i)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)
(h)(4)(ii)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)
(h)(5)	Participation Agreement among the Vanguard Variable Insurance Fund, Vanguard Group Inc. and Vanguard Marketing Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005(6)
(h)(6)	Participation Agreement among Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company dated as of April 29, 2005(6)
(h)(7)	Amended and Restated Participation Agreement among Variable Insurance Products Funds and Fidelity Distributors Corporation and Mutual of America Life Insurance Company dated as of April 29, 2005(6)

(i)	Administrative contracts - not applicable
(j)	Other material contracts - not applicable
(k)	Opinion and consent of Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of Mutual of America(1)—originally filed as Exhibit 3(a)
(l)	Actuarial opinion - not applicable
(m)	Calculation - not applicable
(n)	Consent of KPMG LLP(9)
(o)	No financial statements are omitted from Item 24
(p)	Initial capital agreements - not applicable
(q)	Memorandum regarding Issuance, Face Amount Increase, Transfer and Redemption Procedures for the Policies(1)—originally filed as Exhibit 9
Other Exhibits
Power of Attorney—William T. Knowles(5)
Power of Attorney—Maurine Haver(5)
Power of Attorney—Roger Porter(5)
Power of Attorney—Kimberly A. Casiano(8)
Power of Attorney—Peter J. Powers(8)

(1)

Included in the Registration Statement on Form S-6 filed with the Commission on July 21, 1999.

(2)

Included in Pre-Effective Amendment No. 1 filed with the Commission on November 17, 1999.

(3)

Included in Post-Effective Amendment No. 2 filed with the Commission on April 19, 2001.

(4)

Included in Post-Effective Amendment No. 7 filed with the Commission on April 30, 2004.

(5)

Included in Post-Effective Amendment No. 8 filed with the Commission on February 28, 2005.

(6)

Included in Post-Effective Amendment No. 9 filed with the Commission on April 29, 2005.

(7)

Included in Post-Effective Amendment No. 10 filed with the Commission on April 28, 2006.

 (8)

Included in Post-Effective Amendment No. 11 filed with the Commission on April 27, 2007.

(9)

Shall be included in Post-Effective Amendment No. 13 to be filed with the Commission on April __, 2008.

Powers of Attorney of Messrs. Moran, Altstadt, Burns, Curiale, Alexander, Harbison, Leffall and Wiesel and Mesdames Epps and Hesselbein are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on March 1, 1999 by Mutual of America and its Separate Account No. 2.

Powers of Attorney of Messrs. Cummins and Reimer are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2001 by Mutual of America and its Separate Account No. 2.

Power of Attorney of Mr. Connie Mack, III is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2002 by Mutual of America and its Separate Account No. 2.

Powers of Attorney of William T. Knowles, Maurine Haver and Roger Porter were attached as exhibits to Post-Effective Amendment No. 8. filed with the Commission on February 28, 2005.

Powers of Attorney of Kimberly A. Casiano and Peter J. Powers were filed as exhibits to Post-Effective Amendment No. 11.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices With Depositor

Thomas J. Moran New York, New York	Chairman of the Board, President and Chief Executive Officer
Clifford L. Alexander, Jr. Washington, D.C.	Director
Kimberly A. Casiano San Juan, Puerto Rico	Director
Richard M. Cummins New York, New York	Director
Roselyn P. Epps, M.D. Bethesda, Maryland	Director
Earle H. Harbison, Jr. St. Louis, Missouri	Director
Maurine Haver New York, New York	Director
Frances R. Hesselbein New York, New York	Director
William T. Knowles Harpswell, Maine	Director
LaSalle D. Leffall, Jr., M.D. Washington, D.C.	Director
Connie Mack Washington, D.C.	Director
Roger Porter Cambridge, Massachusetts	Director
Peter J. Powers New York, New York	Director
General Dennis J. Reimer Oklahoma City, Oklahoma	Director
Elie Wiesel New York, New York	Director

Officers-Directors

Name and Principal Business Address	Positions and Offices With Depositor
Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)
Manfred Altstadt	Senior Executive Vice President and Chief Operating Officer
Patrick A. Burns	Senior Executive Vice President and General Counsel

Other Officers

Name and Principal Business Address	Positions and Offices With Depositor
Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman
Meyer Baruch	Senior Vice President, State Compliance and Government Regulations
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Accounting and Financial Systems
Jeremy J. Brown	Executive Vice President and Chief Actuary
Patrick Burke	Senior Vice President, National Accounts
Katherine Cannizzaro	Senior Vice President, Claims
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
William S. Conway	Senior Executive Vice President and Chief Marketing Officer
John S. Corrigan	Senior Vice President, Internal Audit
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
James E. Flynn	Senior Vice President, Public Relations
Harold J. Gannon	Senior Vice President, Corporate Tax
Gordon Gaspard	Senior Vice President, Key Client Relations
Robert Giaquinto, Boca Raton, FL	Executive Vice President, MIS Operations
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer
John R. Greed	Senior Executive Vice President and Chief Financial Officer
Jared Gutman	Executive Vice President, Administrative Technical Services
Thomas A. Harwood	Senior Vice President, Corporate Communications
Sandra Hersko	Senior Vice President, Technical Administration
Edward J. T. Kenney	Executive Vice President, External Affairs
Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel
Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn Lu	Senior Vice President and Associate General Counsel
Thomas L. Martin	Senior Vice President and Associate General Counsel
Joanne McGrane	Senior Vice President, Home Office Administration
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting
Lynn N. Nadler	Senior Vice President, Training Boca Raton, FL
Roger F. Napoleon	Senior Vice President and Associate General Counsel
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer,
Paul O’Hara	Senior Vice President, Competition and Research
James C. Peterson	Senior Vice President, Leadership Development
William Rose	Executive Vice President, Sales Operations
James J. Roth	Senior Vice President and Chief Compliance Officer

Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer, Office of Technology
Anne M. Stanard	Senior Vice President, Human Resources Boca Raton, FL
John Terwilliger	Senior Vice President, Facilities Management Boca Raton, FL
Eldon Wonacott	Senior Vice President, Strategic Marketing and Corporate Communications, Boca Raton, FL

The business address of all officers-directors and other officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.

Item 28. Persons Controlled By or Under Common Control with the Depositor or the Registrant

Mutual of America Life Insurance Company (“Mutual of America”) is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•

Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•

Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•

Mutual of America Securities Corporation, a Delaware corporation, and

•

Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 29. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by the Hartford Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage is $500,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questi on whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York (now known as Wilton Reassurance Life Company of New York).

 (b) The name, business address and position of each senior officer and director of Mutual of America are listed in Item 27 above.

Item 31. Location of Accounts and Records

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487.

Item 32. Management Services

Not applicable.

Item 33. Fee Representation

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, the State of New York, the 29th day of Feburary, 2008.

Mutual of America Separate Account No. 3 (Registrant)

Mutual of America Life Insurance Company (Depositor)
By:	/s/ MANFRED ALTSTADT
Manfred Altstadt Senior Executive Vice President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 29, 2008.

Signature	Title

*	Chairman of the Board, Chief Executive Officer and President; Director (Principal Executive Officer)
Thomas J. Moran

/s/ MANFRED ALTSTADT	Chief Operating Officer; Director
Manfred Altstadt

*	Director
Clifford L. Alexander, Jr.

*	Senior Executive Vice President and General Counsel; Director
Patrick A. Burns

*	Director
Richard M. Cummins

*	Director
Roselyn P. Epps, M.D.

*	Director
Earle H. Harbison, Jr.

*	Director
Maurine Haver

*	Director
Frances R. Hesselbein

*	Director
William T. Knowles

*	Director
Lasalle D. Leffall, Jr., M.D.

*	Director
Kimberly A. Casiano

*	Director
Connie Mack, III

*	Director
Roger Porter

*	Director
Peter J. Powers

*	Director
Dennis J. Reimer

*	Director
Elie Wiesel

*By:	/s/ MANFRED ALTSTADT
Manfred Altstadt Attorney-in-Fact

Exhibit Index
Exhibit	Description
EX-99.d(1)	Form of Variable Universal Life Insurance Policy
EX-99.d(3)	Accidental Death Benefit Rider
EX-99.d(4)	Children Benefit Rider
EX-99.d(5)	Change Form Amendment